EXHIBIT 10.81







                           DATED 27TH SEPTEMBER; 2001



                          NORTHERN ELECTRIC FINANCE plc

                                     - and -

                              NORTHERN ELECTRIC plc

                                     - and -

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED

                                     - and -

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.




                          FIRST SUPPLEMENTAL TRUST DEED

                  modifying and restating the provisions of the
                   Master Trust Deed dated 16th October, 1995
                                constituting the
                               (pound)100,000,000
                    8.625 per cent. Guaranteed Bonds due 2005
                                     and the
                               (pound)100,000,000
                    8.875 per cent. Guaranteed Bonds due 2020
                        of Northern Electric Finance plc






                                  ALLEN & OVERY
                                     London

THIS FIRST SUPPLEMENTAL TRUST DEED is made on 27th September, 2001 BETWEEN:

(1) NORTHERN ELECTRIC FINANCE plc whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NEl 6NE (the "Company" or the "Issuer");

(2) NORTHERN ELECTRIC plc whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NE1 6NE ("NE");

(3) NORTHERN ELECTRIC DISTRIBUTION LIMITED whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NEl 6NE ("NEDL" and, together with NE, the "Guarantors" and each a "Guarantor"); and

(4) THE LAW DEBENTURE TRUST CORPORATION p.l.c. whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Trustee", which expression shall, where the context so admits, include all persons for the time being the trustee or trustees of these presents).

WHEREAS:

(A) This First Supplemental Trust Deed is supplemental to the Master Trust Deed dated 16th October, 1995 (hereinafter called the "Master Trust Deed") made between the Issuer, NE and the Trustee and constituting the (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 and the (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 of the Issuer (together, the "Bonds").

(B) The Issuer wishes to make certain modifications to the terms and conditions of the Bonds (the "Conditions") and to the Master Trust Deed to reflect:

         (i) the requirement of the Utilities Act 2000 that the supply of electricity and distribution of electricity be performed by separate corporate entities; and

         (ii) the splitting of the PBS Licence into an electricity supply licence (which will be held by Northern Electric & Gas 2 Limited ("NEAG2L")) and an electricity distribution licence (which will be held by NEDL, a wholly-owned subsidiary of NE), such licences to be issued to NEAG2L and NEDL on 1st October, 2001 or whatever alternative date is notified to the Guarantor by the Secretary of State for Trade and Industry (the "Effective Date");

         together with certain other modifications in connection therewith.

(C) By virtue of Clause 15.1 of the Master Trust Deed the Trustee may agree without the consent of the Bondholders or the Couponholders to any modification to these presents (save as provided therein) which in its opinion is not materially prejudicial to the interests of the Bondholders.

(D) NE has requested the Trustee to concur in making the modifications to the Conditions and the provisions of the Master Trust Deed referred to in Recital (B) above.

(E) The Trustee being of the opinion that the modifications referred to in recital (B) above will not be materially prejudicial to the interests of the Bondholders, has concurred with the Issuer and NE that the Conditions and the Master Trust Deed should be modified in the manner hereinafter appearing.

NOW THIS FIRST SUPPLEMENTAL TRUST DEED WITNESSES AND IT IS HEREBY DECLARED AS
FOLLOWS:

1.       DEFINITIONS

Subject as hereinafter provided and unless there is anything in the subject or context inconsistent therewith all words and expressions defined in the Master Trust Deed shall have the same meanings in this First Supplemental Trust Deed.

2.       GUARANTEE

(A) With effect on and from the Effective Date, NEDL hereby irrevocably and unconditionally guarantees to the Trustee, on a joint and several basis with NE, the due and punctual payment by the Company of all moneys payable from time to time in respect of the Original Bonds and the Original Coupons (including, without prejudice to the generality of the foregoing, all additional amounts payable pursuant to Condition
         8) and all other moneys payable from time to time under or pursuant to these presents on the terms of Clause 3 of the Master Trust Deed (as modified as provided in Clause 3 below) and accordingly all the provisions of Clause 3 of the Master Trust Deed (as so modified) shall have effect as though such provisions were herein set forth.

(B) NEDL hereby covenants with the Trustee that, with effect on and from the Effective Date, it will comply with and perform and observe all of the provisions of the Master Trust Deed (as modified as provided in Clause 3 below) and these presents which are expressed to be binding on it (including those which may subsequently be determined to be illegal, invalid or unenforceable for any reason).

(C) NE hereby confirms and acknowledges that with effect on and from the Effective Date it is jointly and severally liable with NEDL in respect of its obligations under Clause 3 of the Master Trust Deed.

3.       MODIFICATIONS TO THE CONDITIONS AND THE MASTER TRUST DEED

Save for the purposes (where necessary) of construing the provisions of this First Supplemental Trust Deed, with effect on and from the Effective Date:

(i) the Master Trust Deed (including the Conditions) is hereby modified in such manner as would result in the Master Trust Deed being in the form set out in the Schedule hereto; and

(ii) the provisions of the Master Trust Deed shall cease to have effect and in lieu thereof the provisions of the Master Trust Deed (being in the form set out in the Schedule hereto) shall have effect.

4.       ORIGINAL BOND CERTIFICATES

With effect on and from the Effective Date, the Certificates and Coupons in respect of the Original Bonds (which shall not be called in for replacement) shall be deemed to be modified in such manner as would result in the Certificates and Coupons in respect of the Original Bonds being in the form set out in Parts I and III of Schedule I (in the case of the Original Bonds 2005) and in Parts I and III of Schedule 3 (in the case of the Original Bonds 2020) to the Master Trust Deed set out in the Schedule hereto.

5. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A Person who is not a party to this First Supplemental Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this First Supplemental Trust Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

6. NOTICE TO BONDHOLDERS

The Company covenants with the Trustee that not later than 14 days after the Effective Date it will give notice to the Bondholders of the modifications contained herein in a form previously approved by the Trustee.

7.       GENERAL

(i) The Master Trust Deed and this First Supplemental Trust Deed shall henceforth be read and construed as one Trust Deed.

(ii) A memorandum of this First Supplemental Trust Deed shall be endorsed by the Trustee on the original of the Master Trust Deed and by the Company and NE on their duplicates thereof.

(iii) This First Supplemental Trust Deed may be executed in counterparts, each of which, taken together, shall constitute one and the same First Supplemental Trust Deed and any party may enter into this First Supplemental Trust Deed by executing a counterpart.

(iv) The Company shall procure that for so long as any of the Bonds remains outstanding each of the Agents shall make available at its specified office for inspection by Original Bondholders copies of this First Supplemental Trust Deed.

         IN WITNESS whereof this First Supplemental Trust Deed has been executed as a deed by the Company, NE, NEDL and the Trustee and delivered on the date first stated on page 1 above.

                                    SCHEDULE

                 FORM OF MODIFIED AND RESTATED MASTER TRUST DEED

                            DATED 16th October, 1995







                          NORTHERN ELECTRIC FINANCE plc

                              NORTHERN ELECTRIC plc

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED

                                       and

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.






                                MASTER TRUST DEED

                                  constituting
                       (pound)100,000,000 8.625 per cent.
                            Guaranteed Bonds due 2005
                                       and
                       (pound)100,000,000 8.875 per cent.
                            Guaranteed Bonds due 2020
                     with power to issue further securities

                                    CONTENTS

Clause                                                                     Page

1.  Interpretation............................................................1
2.  Amounts of Original Bonds and covenant to pay.............................7
3.  Guarantee.................................................................9
4.  Forms of Original Bonds and Original Coupons.............................11
5.  Stamp duties and ........................................................12
6.  Further Bonds............................................................13
7.  Application of moneys received by Trustee................................14
8.  Covenants to comply with provisions......................................15
9.  Covenants................................................................16
10. Remuneration and indemnification of Trustee..............................19
11. Provisions supplemental to Trustee Act 1925..............................21
12. Trustee liable for breach of trust.......................................25
13. Waiver, proof of default, consents and Trustee's power to apply to Court.25
14. Trustee not precluded from entering into contracts.......................26
15. Modification and substitution............................................26
16. Appointment, retirement and removal of Trustee...........................29
17. Couponholders............................................................30
18. Communications...........................................................30
19. Powers in addition.......................................................31
20. Severability.............................................................31
21. Execution................................................................32
22. Counterparts.............................................................32
23. Governing law............................................................32
24. Contracts (Rights of Third Parties) Act 1999.............................32


Schedules
1. Part I - Form of individual Certificate for Original Bonds 2005...........33
   Part II - Form of Original Global Bonds 2005..............................35
   Part III - Form of Original Coupon 2005...................................42
2. Terms and Conditions of Original Bonds 2005...............................44
3. Part I - Form of individual Certificate for Original Bonds 2020...........62
   Part II - Form of Original Global Bond 2020...............................64
   Part III - Form of Original Coupon 2020...................................71
   Part IV - Form of Original Talon 2020.....................................73
4. Terms and Conditions of Original Bonds 2020...............................75
5. Provisions for Meetings of Bondholders....................................93

THIS TRUST DEED is made on 16th October, 1995 BETWEEN:

(1) NORTHERN ELECTRIC FINANCE plc whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NEl 6NE (the "Company" or the "Issuer");

(2) NORTHERN ELECTRIC plc whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NEl 6NE ("NE");

(3) NORTHERN ELECTRIC DISTRIBUTION LIMITED whose registered office is at Carliol House, Market Street, Newcastle-Upon-Tyne NE 1 6NE ("NEDL" and, together with NE, the "Guarantors" and each a "Guarantor"); and

(4) THE LAW DEBENTURE TRUST CORPORATION p.l.c. whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Trustee", which expression shall, where the context so admits, include all persons for the time being the trustee or trustees of these presents).

WHEREAS:

(A) The Company, incorporated in England and Wales with registered number 3070482, has by resolution of its Board of Directors passed on 9th October, 1995 authorised the issue of (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 and (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 to be constituted by these presents.

(B) NE, incorporated in England and Wales with registered number 2366942, by resolution of a duly authorised committee of its Board of Directors passed on 9th October, 1995 resolved to give its guarantee in relation to the said Bonds upon and subject to the terms and conditions of these presents.

(C) NEDL, incorporated in England and Wales with registered number 2906593, by a resolution of its Board of Directors passed on 26th September, 2001 resolved to give its guarantee in relation to the said Bonds upon and subject to the terms and conditions of these presents.

(D) The Trustee has agreed to act as trustee of these presents on and subject to the terms and conditions set out in these presents.

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.       INTERPRETATION

1.1      Definitions

         In these presents, unless the context otherwise requires, the following expressions shall have the following meanings:

         "Agency Agreement" means, in relation to the Original Bonds 2005, the Paying Agency Agreement dated 16th October, 1995 between the Company, NE, the Trustee, the Principal Paying Agent and the other Paying Agents whereby the Agents were appointed in respect of the Original Bonds 2005, in relation to the Original Bonds 2020, the Paying Agency Agreement dated 16th October, 1995 between the Company, NE, the Trustee, the Principal Paying Agent and the other Paying Agents whereby the Agents were appointed in respect of the Original Bonds 2020 and, in relation to any Further Bonds, the agreement appointing, on terms previously approved in writing by the Trustee, the Principal Paying Agent and the other Paying Agents and/or any other Agent in respect of such Further Bonds and, in relation to the relevant Bonds, includes any agreement (whether made pursuant to another agreement or otherwise) appointing, on terms previously approved in writing by the Trustee, a further or another Agent and any other agreement for the time being in force, the terms of which shall have been previously approved in writing by the Trustee, relating to the duties of any Agent or amending or modifying any of such agreements;

         "Agents" means, in relation to the Original Bonds, the Principal Paying Agent and the other Paying Agents or, as the context requires, any of them and, in relation to any Further Bonds, any Principal Paying Agent and other Paying Agents and other agent approved by the Trustee appointed under the Agency Agreement in respect of such Further Bonds or, as the context requires, any of them;

         "Auditors" means the auditors for the time being of the Company or either Guarantor (as the case may require) or, if there shall be joint auditors, any one or more of such auditors or, in the event of their being unable or unwilling to carry out any action requested of them pursuant to these presents, such other chartered accountant or firm of chartered accountants as may be nominated by the Company or the relevant Guarantor (as the case may require) with the prior written approval of the Trustee or, in default of such nomination and approval, nominated by the Trustee after consultation with the Company or the relevant Guarantor (as the case may require) where such consultation is not prejudicial to the interests of the Bondholders for the purpose;

         "Bondholder" and, in relation to a Bond, "holder" means the bearer of that Bond;

         "Bonds" means the Original Bonds and/or, as the context may require, any Further Bonds;

         "Certificate" means a certificate in definitive form representing a Bond including any Global Bond and includes any replacement certificate in definitive form issued pursuant to the relevant Conditions;

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

         "Conditions" means, in relation to the Original Bonds 2005, the terms and conditions set out in Schedule 2 and, in relation to the Original

         Bonds 2020, the terms and conditions set out in Schedule 4 or, in either case, the terms and conditions for the time being endorsed on the Original Bonds as the same may from time to time be modified in accordance with these presents and references in these presents to a particular numbered Condition shall, in relation to the Original Bonds, be construed accordingly and, in relation to any Further Bonds, the terms and conditions for the time being endorsed on such Further Bonds and references in these presents to a particular numbered Condition shall, in relation to any Further Bonds, unless either referring specifically to a particular numbered Condition of such Further Bonds or the context otherwise requires, be construed as a reference to the provisions (if any) in the Conditions thereof which corresponds to the provisions of the particular numbered Condition of the Original Bonds;

         "Couponholder" and, in relation to a Coupon, "holder" means the bearer of a Coupon;

         "Coupons" means the Original Coupons and/or, as the context may require, the bearer interest coupons for the time being relating to any Further Bonds or, as the context may require, a specific number of them and includes any replacement coupons issued pursuant to the relevant Conditions and, where the context so permits, the Talons (if any);

         "Couponholder" means, in relation to a Coupon, the bearer of a Coupon;

         "Distribution Licence" has the meaning set out in Condition 3;

         "Euroclear" means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

         "Event of Default" means any of the events described in paragraphs (a) to (i) (inclusive) of Condition 10 which, in the case of the events described in paragraphs (b), (c), (d), (e), (f), (g), (h) and (i) of such Condition, shall have been certified in writing by the Trustee to be in its opinion materially prejudicial to the interests of the Bondholders;

         "Extraordinary Resolution" has the meaning set out in paragraph 21 of
         Schedule 5;

         "Further Bonds" means any further bonds or notes or similar securities issued in accordance with the provisions of Clause 6 and constituted by a deed supplemental to this Master Trust Deed or, as the context may require, a specific number of them and includes the Certificates representing the same including any relevant Global Bond;

         "Global Bond" means the Original Global Bond 2005 and/or, as the context may require, the Original Global Bond 2020 and/or, as the context may require, any other global Bond Certificate in definitive form representing Further Bonds or any of them;

         "issue" includes allot and vice versa;

         "London Stock Exchange" means the London Stock Exchange plc;

         "Original Bonds" means the Original Bonds 2005 and/or, as the context may require, the Original Bonds 2020;

         "Original Bonds 2005" means the Bonds in bearer form comprising the (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 constituted by these presents and for the time being outstanding or, as the context may require, a specific number of them and includes the Certificates representing the same including the Original Global Bond 2005;

         "Original Bonds 2020" means the Bonds in bearer form comprising the (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 constituted by these presents and for the time being outstanding or, as the context may require, a specific number of them and includes the Certificates representing the same including the Original Global Bond 2020;

         "Original Bondholders" means the holders for the time being of the Original Bonds;

         "Original Coupons" means the Original Coupons 2005 and/or, as the context may require, the Original Coupons 2020;

         "Original Coupons 2005" means the Coupons relating to the Original Bonds 2005;

         "Original Coupons 2020" means the Coupons relating to the Original Bonds 2020;

         "Original Couponholders" means the holders for the time being of the Original Coupons;

         "Original Global Bond" means the Original Global Bond 2005 and/or, as the context may require, the Original Global Bond 2020;

         "Original Global Bond 2005" means the single temporary global Bond Certificate in definitive form in respect of the Original Bonds 2005;

         "Original Global Bond 2020" means the single temporary global Bond Certificate in definitive form in respect of the Original Bonds 2020;

         "Original Talons 2020" means the Talons relating to the Original Bonds 2020;

         "outstanding" means, in relation to the Bonds, all the Bonds issued other than:

         (a) those which have been redeemed and cancelled in accordance with the Conditions;

         (b) those in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including all interest accrued on such Bonds to the date for such redemption and any interest payable under Condition 4 after such date) have been duly paid to the relevant Bondholder (or to a person on behalf of such Bondholder) or to the Trustee or to the Principal Paying Agent as provided in the proviso to Clause 2.3 and remain available for payment against presentation and surrender of Bonds and/or Coupons, as the case may be;

         (c) those which have become void or in respect of which claims have become prescribed under Condition 9;

         (d) those mutilated or defaced Bonds which have been surrendered and cancelled in exchange for replacement Bonds pursuant to Condition 13;

         (e) (for the purpose only of determining how many Bonds are outstanding and without prejudice to their status for any other purpose) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacement Bonds have been issued pursuant to Condition 13;

         (f) those which have been purchased and cancelled as provided in Condition 6;

         (g) the Global Bond to the extent that it shall have been exchanged for individual Bonds,

         provided that for the purposes of:

         (i) ascertaining the right to attend and vote at any meeting of the Bondholders;

         (ii) the determination of how many Bonds are outstanding for the purposes of Clause 8.2 and Conditions 7(D), 10, 11 and 15 and
                  Schedule 5;

         (iii) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or, as the case may be, any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders,

         those Bonds (if any) which are beneficially held by, or are held on behalf of, the Company or either Guarantor or any of the Subsidiaries and not yet cancelled shall (unless and until cancelled or, as the case may be, ceasing to be so held) be deemed not to remain outstanding;

         "Paying Agents" means, in relation to the Original Bonds, the several institutions (including the Principal Paying Agent) at their respective specified offices referred to in the Conditions and, in relation to any Further Bonds, such institutions at their respective specified offices as shall be appointed under the Agency Agreement as Paying Agents in respect of such Further Bonds by or on behalf of the Company with the prior written approval of the Trustee or, in any case, such other institutions at their respective specified offices as may from time to time be appointed under the Agency Agreement as Paying Agents in respect of the relevant Bonds by or on behalf of the Company with the prior written approval of the Trustee;

         "Potential Event of Default" means an event or circumstance which would with the giving of notice and/or lapse of time and/or the issuing of a certificate and/or the fulfillment of any other requirement provided for in Condition 10 become an Event of Default;

         "Principal Paying Agent" means, in relation to the Original Bonds, Barclays Bank PLC at its specified office in its capacity as Principal Paying Agent in respect of the Original Bonds and, in relation to any Further Bonds, such institution at its specified office as shall be appointed under the Agency Agreement as the Principal Paying Agent in respect of such Further Bonds by or on behalf of the Company with the prior written approval of the Trustee or, in any case, such other institution at its specified office as may from time to time be appointed under the Agency Agreement as Principal Paying Agent in respect of the relevant Bonds by or on behalf of the Company with the prior written approval of the Trustee;

         "specified office" means, in relation to any Agent, either the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to the Bondholders pursuant to Clause 9.1(k); "Subsidiary" means a subsidiary for the time being of the Company or either Guarantor;

         "Talons" means the Original Talons 2020 and/or, as the context may require, the talons relating to, and exchangeable in accordance with the provisions therein contained for further Coupons relating to, any relevant Further Bonds or, as the context may require, a specific number of them and includes any replacement talons issued pursuant to the relevant Conditions;

         "these presents" means this Master Trust Deed, including its Schedules, as altered from time to time, and any other document executed in accordance with or pursuant to this Master Trust Deed, as so altered, and expressed to be supplemental to this Master Trust Deed and includes the Bonds, the Coupons and the Conditions; and

         "trust corporation" means a corporation entitled by rules made under the Public Trustee Act 1906 or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to carry out the functions of a custodian trustee.

1.2      Construction of certain references

         Unless otherwise provided in these presents, references in these presents to:

         (a) costs, charges, remuneration or expenses shall include any value added tax, turnover tax or similar tax charged in respect thereof and legal fees and expenses on a full indemnity basis;

         (b) "sterling" and "(pound)" shall be construed as references to the lawful currency for the time being of the United Kingdom;

         (c) the expressions "subsidiary" and "holding company" have the respective meanings ascribed thereto by the Companies Act 1985;

         (d) any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate thereto;

         (e) words denoting the singular number only shall include the plural number and vice versa;

         (f) words denoting one gender only shall include the other genders;

         (g) words denoting persons only shall include firms and corporations and vice versa;

         (h) any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

         (i) any document shall be deemed also to refer to any amendment thereto;

         (j) Schedules and Clauses shall be construed as references to Schedules to, and to Clauses of, this Trust Deed respectively;

         (k) the carrying out of the trusts of these presents includes the exercise of the functions of the Trustee under these presents and the exercise of the powers, authorities and discretions vested in the Trustee (or any agent or delegate or sub-delegate) by, under or pursuant to these presents;

         (l) taking proceedings against the Company and/or a Guarantor shall be deemed to include references to proving in the winding-up of the Company and/or a Guarantor;

         (m) principal or principal amount of and/or interest in respect of the Bonds shall include any premium and other additional amounts which may be payable under Condition 6(B) or 8 or (in the case of Condition 8) under any obligations undertaken in addition thereto or in substitution therefor pursuant to these presents; and

         (n) Bonds being "listed" or "having a listing" shall, in relation to the London Stock Exchange, be construed to mean that such Securities have been admitted to the Official List by the UK Listing Authority and to trading on the London Stock

                  Exchange's market for listed securities and all references in these presents to "listing" or "listed" shall include references to "quotation" and "quoted", respectively.

1.3      Definitions in Conditions

         Words and expressions defined in the Conditions and not otherwise defined in the main body of any other document comprised in these presents shall when used in these presents have the meanings given to them in the Conditions.

1.4      Headings

         Headings shall be ignored in construing these presents.

1.5      Schedules

         The Schedules to any document comprised in these presents form part of these presents and shall have effect accordingly.

1.6      Enforceability

         If at any time any provision of these presents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of these presents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

2.       AMOUNTS OF ORIGINAL BONDS AND COVENANT TO PAY

2.1      Amounts of Original Bonds

         The aggregate principal amount of the Original Bonds 2005 is limited to (pound)100,000,000. The aggregate principal amount of the Original Bonds 2020 is limited to (pound)100,000,000.

2.2      Original Bonds separate series

         The Original Bonds 2005 and the Original Bonds 2020 shall be separate series and the provisions of Clauses 1.1 (to the extent applicable), 2.3, 2.4, 2.5, 2.6, 3, 4.3, 4.4, 4.5 and of Clauses 5 to 23 (inclusive)
         and Schedule 5 shall apply mutatis mutandis separately and independently to the Original Bonds 2005 and the Original Bonds 2020 and shall be construed accordingly.

2.3      Covenant to pay

         The Company will by 11.00 a.m. (London time) on any date when the Original Bonds or any of them become due to be redeemed or, if the due

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

         date is not a Business Day in London, on the immediately following Business Day in London unconditionally pay to or to the order of the Trustee in sterling in immediately available funds in London (or such other place as the Trustee and the Company may agree in writing) the principal amount of the Original Bonds becoming due for redemption on that date and will (subject to the Conditions) up to and including the date of such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee in sterling in immediately available funds in London (or such other place as the Trustee and the Company may agree in writing) interest on the principal amount of the Original Bonds outstanding as set out in the Conditions, provided that:

         (a) every payment of any such principal amount and/or interest made to or to the order of the Principal Paying Agent as provided in the Agency Agreement shall, to such extent, satisfy the applicable such obligation except to the extent that there is failure in the subsequent payment of such principal amount and/or interest (as the case may be) to the relevant Original Bondholders or Original Couponholders (as the case may be);

         (b) in the case of any payment of principal amount and/or interest made after the due date therefor or following the application of Condition 10, the principal amount in respect of which the payment thereof or of the interest thereon shall have been so made shall continue to bear interest until the day the full amount due has been received by or to the order of the Trustee or by the Principal Paying Agent as provided in the Agency Agreement and notice to that effect has been given to the Original Bondholders if required in accordance with Clause 9.1(i), except to the extent that there is failure in the subsequent payment of such principal amount and/or interest (as the case may be) to the relevant Original Bondholders or Original Couponholders (as the case may be), and so that a full amount due shall be deemed to have been received by or to the order of the Trustee on the day when by 11.00 a.m. (London time) such amount shall have been so received in sterling in immediately available funds in London (or such other place as the Trustee and the Company may agree in writing); and

         (c) in the event that on the occasion for redemption or purchase of any Original Bond falling to be redeemed or, as the case may be, purchased payment of any principal amount and/or interest due in respect of that Original Bond is improperly withheld or refused, the principal amount in respect of which the payment thereof or of the interest thereon shall have been so improperly withheld or refused will continue to bear interest as aforesaid up to and including the date on which such payment is deemed to have been received by the Trustee as provided in paragraph (b) of this proviso.

         The Trustee will hold the benefit of this covenant on trust for the Original Bondholders and Original Couponholders.

2.4      Discharge

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

         Subject to Clause 2.5, any payment to be made in respect of the Bonds or the Coupons by the Company, either Guarantor or the Trustee may be made as provided in the Conditions and any payment so made will (subject to Clause 2.5) to such extent be a good discharge to the Company, the relevant Guarantor or the Trustee, as the case may be.

2.5      Payment after default

         At any time after a Potential Event of Default has occurred and whilst the same is subsisting or after an Event of Default has occurred and is continuing the Trustee may:

         (a) by notice in writing to the Company, the Guarantors and the Agents require the Agents, until notified by the Trustee to the contrary, so far as permitted by any applicable law:

                  (i) to act thereafter as Agents of the Trustee in relation to payments to be made by or on behalf of the Trustee under these presents on the terms of the Agency Agreement (with consequential amendments as necessary and save that the Trustee's liability for the indemnification, remuneration and all other out-of-pocket expenses of the Agents will be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of these presents) and thereafter to hold all Bonds and Coupons and all moneys, documents and records held by them in respect of Bonds and Coupons to the order of the Trustee; and/or

                  (ii) to deliver all Bonds and Coupons and all moneys, documents and records held by them in respect of the Bonds and Coupons to the Trustee or as the Trustee directs in such notice, provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent is obliged not to release by any law or regulation; and

         (b) by notice in writing to the Company and the Guarantors require each of them to make all subsequent payments in respect of the Bonds and the Coupons to or to the order of the Trustee and not to the Principal Paying Agent.

         If the Potential Event of Default in respect of which the Trustee has given notice in writing to the Company, the Guarantors and the Agents as aforesaid shall cease to subsist and provided that:

         (i) no other Potential Event of Default shall have occurred and be subsisting or be about to occur; or

         (ii) no Event of Default shall have occurred and be continuing or be about to occur; or

         (iii) the Bonds shall not have been declared immediately due and repayable,

         the Trustee shall by notice in writing to the Company, the Guarantors and the Agents require the Agents to cease acting forthwith as the Agents of the Trustee.

         The provisions of this Clause 2.5 may apply on any number of occasions.

2.6      Ranking of obligations

         The Company hereby covenants with the Trustee that the obligations of the Company in respect of the Bonds and the Coupons constitute direct, unconditional and, subject to Condition 3, unsecured obligations of the Company and that the Bonds and the Coupons rank and will rank pari passu and rateably without any preference or priority among themselves and, subject to Condition 3, rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Company, present and future, but, in the event of the insolvency of the Company, only to the extent permitted by applicable laws relating to creditors' rights.

3.       GUARANTEE

3.1      Guarantor's liability

         The Guarantors hereby irrevocably and unconditionally guarantee on a joint and several basis to the Trustee the due and punctual payment by the Company of all moneys payable from time to time in respect of the Original Bonds and the Original Coupons (including, without prejudice to the generality of the foregoing, all additional amounts payable pursuant to Condition 8) and all other moneys payable from time to time under or pursuant to these presents as follows:

         (a) if and whenever the Company shall make default in the payment of any such moneys, the Guarantors shall forthwith upon written demand therefor by the Trustee irrevocably and unconditionally pay to or to the order of the Trustee in sterling the amount in respect of which such default has been made and any payment so made shall to such extent cure such default by the Company subject as provided in Clauses 2.3, 2.4 and 2.5, the provisions of which Clauses shall apply mutatis mutandis to such payment;

         (b) as a separate and independent stipulation each Guarantor agrees that any such moneys which may not be recoverable from the Company by reason of any legal limitation, disability or incapacity on or of the Company or any other fact or circumstance shall nevertheless be recoverable from the Guarantor as though the same had been incurred by the Guarantor and the Guarantor were the sole and principal debtor in respect thereof and shall be paid by the Guarantor forthwith upon written demand therefor by the Trustee. The Guarantors shall not be exonerated or discharged from liability by time being given, or any other indulgence or concession being granted, to the Company by the

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

               Trustee or by the Original Bondholders or the Original Couponholders or any of them or by anything done by the Trustee in exercise of any of the trusts, powers, authorities or discretions vested in it by these presents or by anything which the Original Bondholders or the Original Couponholders or the Trustee or any of them may do or omit or neglect to do or by any other dealing or thing which, but for this provision, might operate to exonerate or discharge the Guarantors from their obligations hereunder. It is further agreed as a separate and independent stipulation that any sums of money which may not be recoverable from a Guarantor on the footing of a guarantee whether by reason of any legal limitation, disability or any other fact or circumstances and whether or not known to the Trustee or the Original Bondholders or the Original Couponholders or any of them shall nevertheless be recoverable from such Guarantor as sole or principal debtor in respect thereof and shall be paid by such Guarantor to the Trustee forthwith upon written demand therefor by the Trustee;

          (c) this guarantee shall be a continuing guarantee and accordingly shall remain in operation until all such moneys have been paid or satisfied in full and shall be in addition to and not in substitution for, and shall not be affected by, any other rights which the Trustee or the Original Bondholders or the Original Couponholders or any of them may have under or by virtue of these presents and may be enforced without first having recourse to any such rights and without taking any steps or proceedings against the Company;

          (d) the Trustee may from time to time make any arrangement or compromise with either Guarantor in relation to this guarantee which the Trustee may think fit;

          (e) prior to the liquidation of the Company, the Guarantors shall not, without the prior written consent of the Trustee, at any time after default has been made by the Company in the payment of any such moneys and so long as any moneys payable from time to time by a Guarantor in respect of such defaulted moneys remain unpaid, exercise in respect of any amounts paid under this guarantee any right of subrogation, indemnity or reimbursement or any other right or remedy which a Guarantor may have in respect of or as a result of such payment;

          (f) in the event of the liquidation of the Company, if any moneys shall then be payable by a Guarantor under this guarantee, each Guarantor will, until all such moneys payable from time to time in respect of the Original Bonds and the Original Coupons and all other moneys payable from time to time under or pursuant to these presents have been paid in full hold the benefit of all its claims against the Company upon Trust to pay the same to the Trustee and shall prove for such claims against the Company and each Guarantor hereby irrevocably authorises the Company to pay to the Trustee, to the extent that all such moneys payable from time to time in respect of the Original Bonds and the Original Coupons and all other moneys payable under or pursuant to these presents shall not have been paid in full, all moneys due in respect of such claims;

          (g) if any payment received by the Trustee or any Original Bondholder or Original Couponholder pursuant to the provisions hereof shall be avoided under any laws relating to bankruptcy, insolvency, corporate reorganisation or other similar events, such payment shall not be considered as having discharged or diminished the liability of the Guarantors, and this guarantee shall continue to apply as if such payment had at all times remained owing by the Company and the Guarantors shall indemnify the Trustee and the Original Bondholders and Original Couponholders in respect thereof.

3.2      No payments by Company

         If any moneys shall become payable by a Guarantor under the guarantee, the Company shall not (save in the event of the liquidation of the Company), so long as such moneys remain unpaid, pay any moneys for the time being due by the Company to either Guarantor.

3.3      Consents and authorisations

         If at any time any authorisation or approval becomes necessary to permit either Guarantor to pay any moneys payable from time to time in respect of the Original Bonds or the Original Coupons or under or pursuant to these presents in accordance with the terms of these presents as a result of any change in, any change in the official application of, or any amendment to, the laws or regulations of the United Kingdom, the relevant Guarantor shall forthwith apply for the necessary authorisation and approval and shall provide copies of such application as soon as reasonably practicable to the Trustee. The relevant Guarantor shall provide copies of such authorisation and approval to the Trustee as soon as they are obtained.

3.4      Application of moneys received by Trustee

         Any amount from time to time received by the Trustee under this guarantee shall be applied by the Trustee in accordance with the provisions of Clause 7.

3.5      Nature of obligations

         Each Guarantor hereby covenants with the Trustee that the obligations of each Guarantor under this guarantee constitute direct, unconditional and, subject to Condition 3, unsecured obligations of such Guarantor and, subject to Condition 3, rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of such Guarantor, present and future but, in the event of the insolvency of the relevant Guarantor, only to the extent permitted by applicable laws relating to creditors' rights.

4.       FORMS OF ORIGINAL BONDS AND ORIGINAL COUPONS

4.1      Original Global Bond

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

         The Original Bonds 2005 were initially represented by the Original Global Bond 2005 and the Original Bonds 2020 were initially represented by the Original Global Bond 2020, each in the principal amount of (pound)100,000,000 and each of which was exchangeable for relevant individual Original Bonds (serially numbered) in denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with Coupons attached as set out in the relevant Original Global Bond. The Company issued each Original Global Bond to a bank depositary common to both Euroclear and Clearstream, Luxembourg on terms that such depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Original Bonds (as notified to such depositary by the Principal Paying Agent) and the successors in title to such persons as appearing in the records of Euroclear and Clearstream, Luxembourg for the time being. The Company issued the relevant Original Bonds in exchange for the relevant Original Global Bond in accordance with the provisions thereof. Pending exchange of an Original Global Bond, its holder was deemed to be the holder of the relevant individual Original Bonds and Original Coupons for all purposes.

4.2      Original Bonds and Original Coupons

         The Certificates representing the Original Bonds and the Original Coupons are security printed in accordance with the applicable stock exchange requirements. The individual Certificates representing Original Bonds 2005, the Original Global Bond 2005 and the Original Coupons 2005 are in or substantially in the respective forms set out in Parts I, II and III of Schedule 1 and the Original Bonds 2005 are endorsed with the Conditions set out in Schedule 2. The individual Certificates representing Original Bonds 2020, the Original Global Bond 2020, the Original Coupons 2020 and the Original Talons 2020 are in or substantially in the respective forms set out in Parts I, II, III and IV of Schedule 3 and the Original Bonds 2020 are endorsed with the Conditions set out in Schedule 4. Title to the Original Bonds and the Original Coupons shall pass by delivery.

4.3      Signature

         Each Original Global Bond and individual Certificate representing Original Bonds and Original Coupon is or will be signed manually or in facsimile by two Directors of the Company and two Directors of NE and is or will be authenticated by or on behalf of the Principal Paying Agent. The Company and NE may use the facsimile signature of any person who was at the date of this Master Trust Deed a Director of the Company or NE respectively even if at the time of issue of any Original Global Bond, individual Certificate representing Original Bonds or Original Coupon he no longer holds such office. An Original Global Bond, an individual Certificate representing Original Bonds or an Original Coupon which is not so executed and authenticated shall not be valid for any purpose. Each Original Global Bond and individual Certificate representing Original Bonds and Original Coupon which shall be so executed and authenticated shall represent valid binding and enforceable obligations of the Company and of each Guarantor.

4.4      Issue

         Issue and delivery of the Original Bonds was complete on the issue and delivery of the relevant Original Global Bond to the depositary referred to in Clause 4.1 (or its representative) by, or at the order of, the Company and NE.

4.5      Bondholder deemed to be absolute owner

         The Company, each Guarantor, the Trustee and the Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond and the holder of any Coupon as the absolute owner of such Bond or such Coupon, as the case may be, for all purposes (whether or not such Bond or such Coupon shall be overdue and notwithstanding any notice of ownership or writing thereon or any notice of previous loss or theft thereof), and the Company, each Guarantor, the Trustee and the Agents shall not be affected by any notice or other matter to the contrary, and shall not be liable to anyone for so treating such holder. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon such Bond or Coupon, as the case may be.

5.       STAMP DUTIES AND TAXES

5.1      Stamp duties

         The Company (failing which the Guarantors) will pay any capital, stamp, issue, registration, documentary and other similar taxes and duties and all costs and expenses, including interest and penalties, payable in the United Kingdom, Belgium and Luxembourg in respect of the creation, constitution, issue and original offering of the Bonds and the Coupons, and the execution and delivery of these presents. The Company (failing which the Guarantors) will also indemnify the Trustee, the Bondholders and the Couponholders from and against all stamp, issue, registration, documentary and other taxes and duties paid by any of them in any jurisdiction in relation to which the liability to pay arises directly as a result of any action taken by or on behalf of the Trustee or, as the case may be (where entitled under Condition 11 to do so), the Bondholders or the Couponholders to enforce the obligations of the Company or either Guarantor under these presents.

5.2      Change of taxing jurisdiction

         If the Company and/or either Guarantor becomes subject generally to the taxing jurisdiction of any territory or any political sub-division or authority of or in that territory having power to tax other than or in addition to the United Kingdom or any political sub-division or authority of or in the United Kingdom, the Company and each Guarantor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for, or, where applicable, the addition to, the references in that Condition to the United Kingdom of references to that other or additional territory or political sub-division or authority to the taxing

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

         jurisdiction of which the Company and/or the relevant Guarantor (as the case may be) has become so subject and in such event these presents will be read accordingly.

6.       FURTHER BONDS

6.1      Liberty to create

         The Company may from time to time without the consent of the Bondholders or Couponholders create and issue further bonds or notes or similar securities, in bearer or registered form, ranking pari passu with the Original Bonds and either having the same terms and conditions as the Original Bonds in all respects (or in all respects except for the amount of the first payment of interest thereon) or upon such terms and conditions as to interest, conversion, premium, redemption and otherwise as the Directors of the Company may at the time of issue thereof determine. Any such further bonds having the same terms and conditions as the Original Bonds in all respects or which after the first payment of interest will have the same such terms and conditions shall (if applicable, after such first payment of interest) be consolidated and form a single series with the Original Bonds and any Further Bonds forming a single series with the Original Bonds.

6.2      Means of constitution

         Any Further Bonds created and issued pursuant to Clause 6.1 so as to form either immediately or after the first payment of interest a single series with the Original Bonds or Further Bonds of any series shall be constituted by a deed supplemental to these presents and any other further bonds, notes or similar securities created and issued pursuant to Clause 6.1 may, with the consent of the Trustee, be so constituted. The Company and each Guarantor shall prior to the issue of Further Bonds execute and deliver to the Trustee a deed supplemental to these presents (if applicable duly stamped or denoted) and containing a covenant by the Company in the form mutatis mutandis of Clause 2.3, and a guarantee by each Guarantor in the form mutatis mutandis of Clause 3, in relation to the principal amount of and interest in respect of such Further Bonds and such other provisions (corresponding to any of the provisions contained in these presents) as the Trustee shall require.

6.3      Noting of supplemental deeds

         A memorandum of every such supplemental deed shall be endorsed by the Trustee on this Master Trust Deed and by the Company and each Guarantor on each duplicate of this Master Trust Deed.

6.4      Notice of further issues
         Whenever it is proposed to create and issue any Further Bonds, the Company shall give to the Trustee not less than seven days' notice in writing of its intention to do so, stating the amount of Further Bonds proposed to be created and issued.

6.5      Separate series

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

         Any Further Bonds not forming a single series with the Original Bonds or Further Bonds of any series shall form a separate series and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of Clauses 1.1 (to the extent applicable), 2.4, 2.5, 2.6, 4.3, 4.4, 4.5, 5 and 6.2 and of
         Clauses 7 to 23 (inclusive) and Schedule 5 shall apply (if at all) mutatis mutandis separately and independently to the Bonds of each series and shall be construed accordingly.

7.       APPLICATION OF MONEYS RECEIVED BY TRUSTEE

7.1      Declaration of trust

         All moneys received by the Trustee under or pursuant to these presents will, regardless of any appropriation of all or part of them by the Company or, in respect of amounts received from a Guarantor, the relevant Guarantor, be held by the Trustee upon trust to apply them (subject to Clause 7.2):

         (a) first, in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred in or about the exercise of powers conferred on the Trustee by these presents or otherwise in relation to these presents and payments made by the Trustee under any of the provisions contained in these presents and of all remuneration payable to the Trustee under these presents with interest thereon (as provided in Clause 10.4) and in payment or satisfaction of all amounts payable pursuant to these presents to any attorney, manager, agent, delegate or other person appointed by or under these presents;

         (b) secondly, in payment of any principal and interest and all other sums owing in respect of the Bonds and the Coupons pari passu and rateably; and

         (c) thirdly, in payment of the balance (if any) to the Company for itself or, in respect of amounts received from a Guarantor, the relevant Guarantor for itself.

         Without prejudice to this Clause 7.1, if the Trustee holds any moneys which represent principal or interest or other sums in respect of Bonds or Coupons which have become void or in respect of which claims have become prescribed under Condition 9, the Trustee will hold such moneys upon the above trusts.

7.2      Accumulation

         If the amount of the moneys at any time available for payment in respect of the Bonds under Clause 7.1 is less than 10 per cent. of the principal amount of the Bonds then outstanding, the Trustee may, at its discretion, invest such moneys in accordance with the provisions of Clause 7.3. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under the control of the Trustee and available for such payment, amount to at least 10 per cent. of the principal amount of the Bonds then outstanding and then such investments, accumulations and funds (after deduction of any applicable taxes or provisions made therefor) will be applied as specified in Clause 7.1.

7.3      Investment

         Any moneys which under the trusts herein contained ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to the aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may, in its absolute discretion, think fit and the Trustee may at any time vary or transpose any of such investments for or into other such investments and shall not be responsible for any loss occasioned thereby whether by depreciation in value or otherwise.

8.       COVENANTS TO COMPLY WITH PROVISIONS

8.1      Compliance with these presents

         Each of them the Company and the Guarantors hereby covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it (including those which may subsequently be determined to be illegal, invalid or unenforceable for any reason). The Trustee shall be entitled to enforce the obligations of the Company and each Guarantor under these presents.

8.2      When Trustee required to act

         The Trustee is hereby authorised and it is declared that the Trustee shall be entitled to assume without enquiry (in the absence of express written notice to the Trustee from the Company or a Guarantor, as the case may be, to the contrary) that the Company and the Guarantors are duly performing and observing all covenants and provisions contained in these presents and on their respective parts to be performed and observed. Notwithstanding knowledge by or notice to the Trustee of any breach of any such covenant or provision it shall be in the discretion of the Trustee whether or not to take any action or proceedings to enforce the performance thereof and the Trustee shall not be bound to enforce the same or any of the covenants or provisions of these presents unless and until in any of such cases (but subject to Condition 10) the Trustee is required to do so by an Extraordinary Resolution or in writing by the holders of not less than one-quarter part in principal amount of the Bonds for the time being outstanding, and then only if the Trustee shall be indemnified to its satisfaction against all actions, proceedings, costs, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing. Only the Trustee may enforce the provisions of these presents. No Bondholder or Couponholder shall be entitled to proceed directly against the Company unless the Trustee having become bound as aforesaid to take proceedings fails so to do within a reasonable period and such failure shall be continuing.

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

9.       COVENANTS

9.1 So long as any Bond is outstanding, the Company will and each Guarantor will procure that the Company will:

         (a) Carry on and conduct its affairs in an efficient manner and keep books of account; at all times carry on and conduct its affairs, and procure that each of the Subsidiaries carries on and conducts its affairs, in a proper and efficient manner and keep, and procure that each of the Subsidiaries keeps, proper books of account and, at any time after the occurrence of an Event of Default or a Potential Event of Default or if the Trustee has reasonable grounds to believe that any such event has occurred, so far as permitted by applicable law, allow, and procure that each of the Subsidiaries will allow, the Trustee and anyone appointed by it to whom the Company and/or the relevant Subsidiary has no reasonable objection access to the books of account of the Company and/or the relevant Subsidiary respectively at all reasonable times during normal business hours;

          (b) Notice of security interests: notify the Trustee in writing immediately upon becoming aware that the provisions of Condition 3 shall have become applicable by reason of any encumbrance or security interest referred to therein being created or being permitted to subsist or arising;

          (c) Notice of Event of Default: notify the Trustee in writing immediately upon becoming aware of the occurrence of any Event of Default or Potential Event of Default;

          (d) Information: so far as permitted by applicable law, give to the Trustee such information and assistance as it requires to carry out the trusts of these presents;

          (e) Financial statements etc.: send to the Trustee two copies or translations, in each case in the English language, of:

               (i) all accounts, financial statements and reports for or in respect of any annual, half-yearly or other period in respect of which any account, financial statement or report is prepared by the Company for issue to its shareholders, together with any report of the Auditors thereon, as soon as practicable, and in any event within six months, after the last day of such period;

                (ii) all notices, statements, circulars and other documents issued, sent or given to holders of the shares or of any other securities of the Company (other than the Bonds) or of any of the Subsidiaries, and which, in the opinion of the Trustee, have a material bearing on the interests of the Bondholders, when such documents are issued, sent or given to such holders; and

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

                (iii) all notices, statements, circulars and other documents issued, sent or given to Bondholders when such documents are issued, sent or given to Bondholders and prior thereto, in the case of any such document addressed to Bondholders, send to the Trustee two copies of the form of such document at least 48 hours prior to publication, and so that:

                 (a) if and to the extent that any account, financial statement or report referred to in paragraph (i) of this Clause 9.1(e) shall not be prepared or adjusted on a basis consistent with that used for the relevant preceding period, that fact shall be stated in such account, financial statement or report (as the case may be);

                  (b) any document referred to in paragraph (iii) in this Clause 9.1(e) addressed to Bondholders shall be issued, sent or given in a form previously approved in writing by the Trustee (such approval, unless so expressed, not to constitute approval for the purposes of section 57 of the Financial Services Act 1986 of any such notice which is an investment advertisement (as therein defined)); and

                  (c) any notice, statement, circular and other document issued, sent or given to Bondholders shall be so issued, sent or given in accordance with Condition 14;

         (f) Certificates of Directors: send to the Trustee, within ten days after a request by the Trustee therefor and also (without the necessity for any such demand) promptly or in any event within 14 days of its annual audited financial statements being issued to its shareholders, a certificate signed by two of its Directors certifying to the effect that, having made all reasonable enquiries, in the opinion of the persons so certifying as at a date (the "Certification Date"), being not more than five days before the date of the certificate, no Event of Default or Potential Event of Default had occurred since the date of this Master Trust Deed or, if later, the Certification Date of the last such certificate (if any) and, if such an event had occurred, giving details of it;

         (g) Reports of Auditors: procure that the Auditors furnish to the Trustee such reports and information as the Trustee may request in connection with any calculation or matter arising under these presents;

         (h) Further acts: so far as permitted by applicable law, do all such further things as may be necessary in the opinion of the Trustee to give effect to these presents and to enable the Trustee to carry out the trusts of these presents;

         (i) Notice of late payment: forthwith after a request by the Trustee give notice to the Bondholders of any unconditional

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

                  payment to the Trustee or the Principal Paying Agent of any sum due in respect of the Bonds or Coupons made after the due date for such payment;

         (j) Listing of Bonds: use all reasonable endeavours to maintain at its expense a listing or quotation for the Bonds on the London Stock Exchange and/or on any other stock exchange or securities market on which the Bonds shall for the time being be listed or quoted, provided that if, notwithstanding such endeavours, it is unable to do so or if the terms and conditions subject to which such listing or quotation is maintained are agreed by the Trustee in writing to be unduly onerous (whether by reason of expense or otherwise) and the Trustee is satisfied that the interests of the Bondholders would not be thereby materially prejudiced, the Company will instead use all reasonable endeavours to obtain and maintain at its expense a listing or quotation for the Bonds on such other stock exchange or securities market as it may (with the prior written approval of the Trustee) decide and will promptly give notice (in a form previously approved in writing by the Trustee) to the Bondholders of any delisting or listing or grant or loss of quotation for the Bonds occurring hereafter (other than the initial listing on the London Stock Exchange);

         (k) Change in Agents: give not less than 14 days' prior notice to the Bondholders of any appointment or resignation or removal of any Agent or of any change by any Agent of its specified office, in each case occurring after the date of this Master Trust Deed, and not make any such appointment or removal without the prior written approval of the Trustee;

         (l) Bonds held by the Company etc.: send to the Trustee as soon as practicable after being so requested by the Trustee a certificate signed by two Directors of the Company setting out the total number of Bonds which, at the date of such certificate, were held by or on behalf of the Company and each of its Subsidiaries respectively and which had not been cancelled;

         (m) Early redemption: give prior written notice to the Trustee of any proposed redemption pursuant to Condition 6(B) or (C) and, if it gives notice to Bondholders of its intention to redeem any Bonds pursuant to Condition 6(B), make selections by lot (if appropriate) and redeem Bonds accordingly;

         (n) Agency Agreement: comply with and perform all its obligations under the Agency Agreement, use all reasonable endeavours to procure that each of the Agents complies with and performs its obligations thereunder, not take any steps to prevent compliance by the Agent in accordance with the terms of the Agency Agreement and not amend or modify the Agency Agreement without the prior written consent of the Trustee;

         (o) Availability of information: make available for inspection at the specified offices of the Agents copies of the accounts, financial statements and reports referred to in Clause 9.1(d) as from the date of issue thereof to the Company's shareholders;

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

         (p) Clearstream, Luxembourg and Euroclear: use all reasonable endeavours to provide assistance to Clearstream, Luxembourg and/or Euroclear (as the case may be) in the issuance of any certificate or other document requested by the Trustee under Clause 11(q) as soon as practicable after such request;

         (q) Filings: duly and punctually comply with or procure that there is complied with all filing, reporting and similar requirements required in accordance with applicable English law and regulations from time to time relating in any manner whatsoever to the Bonds, and deliver to the Trustee two copies of all orders, directions and notices given or made to the Company by the London Stock Exchange and any other stock exchange or securities market on which the Bonds shall for the time being be listed or quoted (other than of a purely procedural, routine or technical nature) together, if applicable, with English language translations thereof;

         (r) Principal Subsidiaries: give to the Trustee within 14 days of its annual audited financial statements being issued to its shareholders and also within 14 days of a request by the Trustee, either a certificate by the Auditors listing the Principal Subsidiaries which, as at the last day of the latest completed financial year of the Company or as at the date specified in such request, were the consolidated Principal Subsidiaries or, if the Company has no such Principal Subsidiaries, a certificate to that effect signed by two Directors of the Company.

9.2      Covenants by the Guarantors

         Each Guarantor hereby covenants with the Trustee in the terms of Clauses 9.1(a), (b), (c), (d), (e), (f), (g), (h), (k), (l), (n), (o),
         (p), (q) and (r) as if references to the Company therein were references to such Guarantor. So long as any Bond is outstanding NEDL will send to the Trustee a certificate of NEDL signed by two of its
         Directors:

         (a) specifying details of any modification to the terms and conditions of the Distribution Licence, such certificate to be provided promptly upon any such modification being made; and

         (b) specifying any higher figure determined by the Gas and Electricity Markets Authority as is mentioned in Condition 10, such certificate to be provided within five days of the Gas and Electricity Markets Authority determining such figure by notice in writing to the Secretary of State for Trade and Industry (or any successor) and NEDL.

10.      REMUMERATION AND INDEMNIFICATION OF TRUSTEE

10.1     Normal remuneration

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

         So long as any Bond is outstanding the Company (failing which the Guarantors) will pay to the Trustee by way of remuneration for its services as Trustee such sum as may from time to time be agreed between them. Such remuneration will accrue from day to day from the date of this Trust Deed until the trusts of these presents shall be finally wound up and shall be payable on such dates as shall be agreed between the Company and the Trustee. Upon the issue of any Further Bonds, the rate of remuneration in force immediately prior thereto shall be increased by such amount, and as from such date, as shall be agreed between the Company and the Trustee.

10.2     Extra remuneration

         At any time after the occurrence of an Event of Default or a Potential Event of Default or if the Trustee finds it expedient in the interests of Bondholders or necessary, or if the Trustee is requested by the Company or either Guarantor to undertake duties which the Trustee and the Company or the Guarantor (as the case may be) agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, the Company (failing which the Guarantors) will pay such additional remuneration as may be agreed between the Company and the Trustee or, failing agreement as to any of the matters in this Clause 10.2 (or as to such sums referred to in Clause 10.1), as determined by a merchant or investment bank in London of international repute selected by the Trustee and approved by the Company or, failing such approval, nominated on the application by the Trustee by the President for the time being of The Law Society of England and Wales. In making its determination such merchant or investment bank shall act as an expert and not as an arbitrator and its determination of such matter shall, in the absence of manifest error, be conclusive and binding on the Company, the Guarantors, the Trustee, the Bondholders and the Couponholders. The expenses involved in appointing such merchant or investment bank and the fees and expenses of the merchant or investment bank shall be paid by the Company (failing which by the Guarantors).

10.3     Expenses

         The Company (failing which by the Guarantors) will also pay or discharge on a full indemnity basis (in priority to any payment to the Bondholders and the Couponholders) all costs, charges, liabilities and expenses properly incurred by the Trustee in relation to the preparation and execution of these presents and the carrying out of the trusts of these presents and the exercise of the powers, authorities and discretions vested in the Trustee by or pursuant to these presents, including, but not limited to, legal and travelling expenses and any stamp, issue, registration, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings brought or contemplated by the Trustee against the Company or either Guarantor for enforcing any obligation under these presents.

10.4     Payment of expenses

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

         All such costs, charges, liabilities and expenses incurred by the Trustee and payments made referred to in Clause 10 will be payable or reimbursable by the Company (failing which the Guarantors) on a full indemnity basis within 14 days of demand by the Trustee and:

         (i) in the case of payments made by the Trustee prior to such demand will carry interest from the date on which the demand is made at the rate of 2 per cent. per annum over the base rate for the time being of Barclays Bank PLC; and

         (ii) in all other cases will carry interest at such rate from 30 days after the date on which the demand is made or where the demand properly specifies that payment is to be made on an earlier date from such earlier date.

10.5     Indemnity

         The Company (failing which the Guarantors) will indemnify the Trustee (in priority to any payment to the Bondholders and the Couponholders) in respect of all liabilities and expenses properly incurred by the Trustee in the carrying out of the trusts of these presents or by anyone appointed by the Trustee or to whom any of the functions of the Trustee may be delegated by the Trustee in such carrying out of the trusts of these presents and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Trustee or any such person may properly incur or which may be made against the Trustee or any such person, arising out of or in relation to or in connection with the appointment of the Trustee or any such person and any thing done or omitted by the Trustee in such carrying out of the trusts of these presents or by any such person under or pursuant to such delegation, provided that such indemnity shall not extend to any such loss, liability, cost, claim, action, demand or expense incurred or suffered by any agent or delegate appointed by the Trustee in the event of negligence or willful default of such agent or delegate. The Trustee may retain and pay out of any moneys in its hands arising from the carrying out of the trusts of, or otherwise trusts under, these presents all sums necessary to effect such indemnity and also the remuneration of the Trustee as herein before provided.

10.6     Value added tax

         The Company (failing which the Guarantors) shall pay to the Trustee (in priority to any payment to the Bondholders and the Couponholders) an amount equal to any value added tax or similar tax chargeable in respect of any payment to be made to the Trustee under these presents.

10.7     Provisions continuing

         The provisions of Clauses 10.3 to 10.6 (inclusive) will continue in full force and effect in relation to the Trustee even if it may have ceased to be Trustee.

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

10.8     Apportionment

         The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Bonds any costs, charges, liabilities and expenses incurred under or pursuant to these presents have been incurred or to allocate any such costs, charges, liabilities and expenses between the Original Bonds and any Further Bonds of any series.

11.      PROVISIONS SUPPLEMENTAL TO TRUSTEE ACT 1925

         By way of supplement to the Trustee Act 1925 it is expressly declared in the terms of the following provisions of this Clause 11:

         (a)      Advice

                  The Trustee may in carrying out the trusts of these presents act on the opinion or advice of, or information obtained from, any accountant, lawyer, valuer, surveyor, broker, auctioneer or other expert, whether obtained by the Company, either Guarantor or the Trustee, and will not be responsible to anyone for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telephone, telex or facsimile or cable transmission and the Trustee will not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

         (b)      Notification of execution

                  The Trustee need not notify anyone of the execution of these presents.

         (c)      Resolutions of Bondholders

                  The Trustee will not be responsible for having acted in good faith upon a resolution purporting to have been passed at a meeting of Bondholders (in respect of which minutes have been made and signed) even though it may later be found that there was a defect in the constitution of such meeting or in the procedures thereat or in the signing of such resolution or that such resolution was not valid or binding upon the Bondholders or Couponholders for any reason whatsoever.

         (d)      Certificate signed by Directors

                  The Trustee may call for and may accept as sufficient evidence of any fact or matter or the expediency of any act a certificate signed by two Directors of the Company or of either Guarantor certifying to the effect that, having made all reasonable enquiries, in the opinion of the persons so certifying such fact or matter is as stated in the certificate or such act is expedient and in any such case and in the case of any certificate given under Clause 9.1(f) or 15.2(a)(iv) the Trustee may rely absolutely on such certificate and need not call for any further evidence and will not be responsible for any loss that may be occasioned by it not calling for further evidence or by it acting on any such certificate.

         (e)      Deposit of documents

                  The Trustee may deposit these presents and any other documents in any part of the world with any banker or banking company or entity the business of which includes undertaking the safe custody of documents or with any lawyer or firm of lawyers believed by it to be of good repute, may at its discretion make any such arrangements as it thinks fit for allowing the Company or the Guarantors access to, or its solicitors or auditors access to or possession of, such documents and the Trustee shall not be responsible for or required to insure against loss, liability, claim, action, demand or expense incurred in connection with any such deposit, access or provision and may pay all sums to be paid on account of or in respect of any such deposit, provided that, unless in the opinion of the Trustee it is required in connection with the enforcement of any obligation of the Company or a Guarantor under these presents or otherwise in connection with the carrying out of the trusts of these presents or unless it comprises the holding or placing of such documents in the United Kingdom, the Trustee may not take any such action if a liability to stamp duty or other duties or taxes would thereby arise.

         (f)      Discretion of Trustee

                  Save as otherwise expressly provided in these presents, the Trustee will have absolute and uncontrolled discretion as to the exercise of the powers, authorities and discretions conferred on, and the functions of, the Trustee under these presents, will not be responsible to anyone for any loss, liability, cost, claim, action, demand, expenses or inconvenience which may result from their exercise or non-exercise and any such exercise or non-exercise shall, as between the Trustee and the Bondholders and the Couponholders, be conclusive and binding on the Bondholders and the Couponholders.

         (g)      Agents

                  The Trustee may, in the carrying out of the trusts of these presents, instead of acting personally, employ and pay an agent believed by it to be of good repute, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing any acts required to be done by the Trustee in carrying out of the trusts of these presents (including the receipt and payment of money) and any Trustee being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents (including matters which ought to or should have been attended to in person by a trustee not being engaged in any trade or profession) and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents. The Trustee shall not be responsible to anyone for any misconduct or omission or default on the part of any such agent so employed by it or be bound to supervise the proceedings or acts of any such agent.

         (h)      Delegation

                  The Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by these presents and the Conditions, act by responsible officers or a responsible officer for the time being of the Trustee, and the Trustee may also whenever it thinks it expedient in the interests of the Bondholders, whether by power of attorney or otherwise, and after such consultation (if any) with the Company and the Guarantors as the Trustee may consider to be practicable, delegate to any person or fluctuating body of persons all or any of the trusts, powers, authorities and discretions vested in it by these presents and the Conditions and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Trustee may think fit and provided that the Trustee shall have exercised reasonable care in the selection of such delegate, it shall not be bound to supervise the proceedings and shall not in any way or to any extent be responsible for any loss incurred by any misconduct or default on the part of such delegate or sub-delegate. The Trustee shall give prompt notice to the Company and the Guarantors of the appointment (and termination thereof) of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice to the Company and the Guarantors of any sub-delegate. Notwithstanding the above, the Trustee may not delegate the right to give written notice to the Company that the Bonds are immediately due and repayable unless prior to such delegation the Trustee provides to the Company and the Guarantors confirmation in writing that the Trustee has been advised by its legal advisers that it should delegate the right (with or without any other rights, trusts, powers, authorities and discretions) to another person or fluctuating body of persons because of a conflict of interest or possible conflict of interest and/or other similar circumstances which the Trustee might face, or be subjected to, as the trustee of these presents if it were not to delegate that right.

         (i)      Forged Bonds

                  The Trustee will not be liable to the Company, either Guarantor or any Bondholder or Couponholder by reason of having accepted as valid or not having rejected any Certificate, Coupon or other document relating to any Bond purporting to be such and later found to be forged or not authentic.

         (j)      Confidentiality

                  Unless ordered to do so by a court of competent jurisdiction, the Trustee shall not be required to disclose to any Bondholder or Couponholder any confidential, financial, price sensitive or other information made available to the Trustee by the Company or either Guarantor or any of the Subsidiaries and no Bondholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information (and for this purpose any unpublished accounts and other unpublished financial information of or concerning the Company, either Guarantor or any of the Subsidiaries shall be considered to be confidential).

         (k)      Determinations conclusive

                  As between itself and the Bondholders and Couponholders, the Trustee shall have power to determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive in the absence of manifest error and shall bind the Trustee, the Bondholders, the Couponholders and all other persons interested under these presents.

         (1)      Currency conversion

                  Where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided under these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may be specified by the Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified will be binding on the Company, the Guarantors, the Bondholders and the Couponholders.

         (m)      Events of Default and other events

                  The Trustee may determine whether or not a default in the performance or observance by the Company or either Guarantor of any of their respective obligations is in its opinion capable of remedy and/or whether or not any event is in its opinion materially prejudicial to the interests of the Bondholders or has a material adverse effect on the Company's or either Guarantor's ability to perform or to comply with any of its obligations under these presents. Any such determination will be conclusive and binding upon the Company, the Guarantors, the Bondholders and the Couponholders. Notwithstanding the foregoing provisions of this Clause 11.1(m) or any other provisions of these presents, the Trustee shall not be bound to take any steps to ascertain whether or not any Event of Default or Potential Event of Default, Negative Rating Event, Restructuring Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default, Negative Rating Event, Restructuring Event or any other such event has occurred and that each of the Company and each Guarantor is observing and performing all its obligations under these presents.

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

         (n)      Payment for and delivery of Bonds

                  The Trustee will not be responsible for the receipt or application by the Company of the proceeds of the issue of the Bonds, the exchange of interests in the Global Bond for individual Bonds or the delivery of individual Bonds to the persons entitled to them.

         (o)      Bonds held by the Company etc.

                  In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry that no Bonds or Coupons are for the time being held by or on behalf of the Company, either Guarantor or any of the Subsidiaries and that none of such companies has any beneficial interest therein.

         (p)      Interests of Bondholders

                  In connection with the carrying out of the trusts of these presents (including, but not limited to, those in relation to any proposed modification, waiver or authorisation of any breach or proposed breach of any of the Conditions or any of the provisions of these presents or any proposed substitution in accordance with Clause 15), the Trustee shall have regard to the interests of the Bondholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not have regard to the consequences of such exercise for individual Bondholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub- division thereof or otherwise to the tax consequences thereof and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Company, either Guarantor, the Trustee or any other person any indemnification or payment of or in respect of any tax arising in consequence of any such exercise upon individual Bondholders or Couponholders except to the extent provided for in Condition 8 and/or in any undertaking given in addition thereto or in substitution therefor pursuant to these presents.

         (q)      Clearstream, Luxembourg and Euroclear

                  The Trustee may call for any certificate or other document to be issued by Clearstream, Luxembourg or Euroclear as to the principal amount of Bonds represented by a Global Bond standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Clearstream, Luxembourg or Euroclear and subsequently found to be forged or not authentic.

12.      TRUSTEE LIABLE FOR BREACH OF TRUST

         Nothing in these presents shall, in any case in which the Trustee has failed to show the degree of care and diligence required of it as Trustee having regard to the provisions of these presents conferring on the Trustee any powers, authorities or discretions, exempt the Trustee from, or indemnify it against, any liability which by virtue of any rule of law would otherwise attach to it in respect of any breach of trust of which it may be guilty.

13.      WAIVER, PROOF OF DEFAULT, CONSENTS AND TRUSTEE'S POWER TO APPLY TO
COURT

13.1     Waiver

         The Trustee may, without the consent of the Bondholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, Potential Event of Default or Event of Default, from time to time and at any time, if in its opinion the interests of the Bondholders will not be materially prejudiced thereby, waive or authorise, on such terms and conditions as seem expedient to it (including with retrospective effect) any breach or proposed breach by the Company or either Guarantor of any of the provisions of these presents or determine that any Event of Default or Potential Event of Default will not be treated as such, provided that the Trustee will not exercise any of the powers conferred on it by this Clause 13.1 in contravention of any express direction given by an Extraordinary Resolution or by a request made pursuant to Condition 11, but no such direction or request will affect any previous waiver, authorisation or determination. Any such waiver, authorisation or determination will be binding on the Bondholders and the Couponholders and, if, but only if, the Trustee so requires, will be notified to the Bondholders in accordance with Condition 14 by the Company or the relevant Guarantor as soon as practicable.

13.2     Proof of default

         If it is proved that as regards any specified Bond or Coupon the Company or a Guarantor has made default in paying any sum due to the relevant Bondholder or Couponholder, such proof will (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Bonds or (as the case may be) Coupons which are then payable.

13.3     Consents

         Where under these presents provision is made for the giving of any consent or the exercise of any discretion by the Trustee, any such consent may be given and any such discretion may be exercised on such terms and conditions (if any) as the Trustee may think fit and may be given or exercised with retrospective effect. The Company and each Guarantor, as applicable, shall observe and perform any such terms and conditions and the Trustee may at any time waive or agree a variation in such terms and conditions.

13.4     Trustees' power to apply to Court

         The Trustee may at any time apply to the Court for an order that the powers and the carrying out of the trusts of these presents be exercised or carried into execution under the direction of the Court and for any other order in relation to the execution and administration of the powers and the carrying out of the trusts of these presents as the Trustee shall deem expedient and it may assent to or approve any application to the Court made at the instance of any of the Bondholders and shall be indemnified by the Company or, failing which, the Guarantors against all the costs, charges and expenses incurred by and in relation to any such application or proceedings.

14.      TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

         Neither the Trustee nor any director, officer or employee of a corporation acting as a Trustee, whether acting for itself or in any other capacity, will be precluded in any way from becoming the owner of, or acquiring any interest in, or holding, or disposing of, any Bond or Coupon or any shares or securities of the Company, either Guarantor, any Subsidiary or any associated companies thereof with the same rights as it would have had if the Trustee or such person were not the Trustee or connected with the Trustee or from entering into or being interested in any contracts or transactions or arrangements with the Company, either Guarantor, any Subsidiary or any associated companies thereof or from acting on, or as depositary or agent for, any committee or body of holders of any securities of the Company, either Guarantor, any Subsidiary or any associated companies thereof and the Trustee will be entitled to retain, and will not be liable to anyone to account for, any profit, share of brokerage, commission, remuneration or other benefit made or received in connection therewith.

15.      MODIIFICATION AND SUBSTITUTION

15.1     Modification

         The Trustee may agree, without the consent of the Bondholders or the Couponholders, to any modification to these presents which in its opinion is of a formal, minor or technical nature or which is made to correct a manifest error. The Trustee may also so agree to any modification to these presents which in its opinion is not materially prejudicial to the interests of the Bondholders, but so that such power shall not extend to any such modification as is mentioned in the proviso to paragraph 19 of Schedule 5. Any such modification as is permitted by this Clause 15.1 shall be binding upon the Bondholders and the Couponholders and, unless the Trustee otherwise agrees, will be notified by the Company to the Bondholders in accordance with Condition 14 as soon as practicable.

15.2     Substitution

(a) The Trustee may, without the consent of the Bondholders or the Couponholders, but so as to bind the Bondholders and the Couponholders, agree with the Company and the Guarantors to the substitution of NEDL or any Subsidiary or holding company of NEDL or any subsidiary of such holding company (the "Substituted Obligor") in place of the Company (or of any previous substitute under this Clause 15.2, 15.3) as the principal debtor under these presents, provided that:

         (i) the Trustee is satisfied that such substitution is not materially prejudicial to the interests of the Bondholders;

         (ii) a trust deed is executed or some other form of undertaking is given by the Substituted Obligor and each Guarantor (other than a Guarantor which is the Substituted Obligor) to the Trustee, in a form and manner satisfactory to the Trustee, agreeing to be bound or, as the case may be, to continue to be bound by the provisions of these presents binding on the Company or, as the case may be, the
                  Guarantors with any consequential amendments which the Trustee may deem appropriate as fully as if the Substituted Obligor had been named in these presents as the principal debtor in place of the Company (or of any previous substitute under this Clause 15.2) and the guarantee of the Guarantors in these presents had been given accordingly (other than by a Guarantor which is the Substituted Obligor or by NEDL if NEDL has transferred the Distribution Licence to the Substituted Obligor);

         (iii) where the Substituted Obligor is subject generally to the taxing jurisdiction of any territory or any political sub-division or any authority of or in that territory having power to tax (for the purpose of this Clause 15.2, the "Substituted Territory") other than or in addition to any territory to the taxing jurisdiction of which (or to any such political sub-division or authority of or in which) the Company (or any previous substitute under this Clause 15.2) is subject generally (for the purpose of this Clause 15.2, the "Existing Territory"), the Substituted Obligor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for or, where applicable, the addition to, the references in that Condition to the Existing Territory of references to the Substituted Territory and in such event these presents will be read accordingly;

         (iv) if any two of the directors or other officers acceptable to the Trustee of the Substituted Obligor certify to the Trustee to the effect that, having made all reasonable enquiries, in the opinion of the persons so certifying the Substituted Obligor will be solvent immediately after such substitution, the Trustee may rely absolutely on such certificate and need not have regard to the financial condition, profits or prospects of the Substituted Obligor or compare them with those of the Company (or any previous substitute under this Clause 15.2) or call for any further evidence and the provisions of Clause 11(d) shall apply; and

         (v) the Company, the Guarantors (and any previous substitute under Clause 15.3) and the Substituted Obligor (and any previous substitute under this Clause 15.2) comply with such other requirements as the Trustee may direct in the interests of the Bondholders.

         In the case of such substitution, the Trustee may agree, without the consent of the Bondholders or the Couponholders, to a change of law governing these presents provided that such change would not, in the opinion of the Trustee, be materially prejudicial to the interests of the Bondholders. Any such substitution as is permitted by this Clause
         15.2 shall be binding upon the Bondholders and the Couponholders.

(b)      Release of existing obligor

         Any such agreement by the Trustee pursuant to this Clause 15.2 will, if so expressed but subject to Clause 15.2(a)(v), operate to release the Company (or any such previous substitute) from any or all of its obligations under these presents. Not later than 14 days after the execution of any such documents and after compliance with such requirements, notice of the substitution will be given by the Substituted Obligor to the Bondholders in accordance with Condition 14 as soon as practicable.

(c)      Completion of substitution

         Up on the execution of such documents and compliance with such requirements, the Substituted Obligor will be deemed to be named in these presents as the principal debtor in place of the Company (or of any previous substitute under this Clause 15.2) and these presents will be deemed to be modified in such manner as shall be necessary to give effect to the substitution.

15.3     Substitution:

(a) The Trustee may, without the consent of the Bondholders or the Couponholders, but so as to bind the Bondholders and the Couponholders, agree with the Company and the Guarantors to the substitution of any Subsidiary or holding company of NEDL or any subsidiary of such holding company (the "Substituted Guarantor") in place of NEDL (or of any previous substitute under this Clause 15.2, 15.3) as guarantor of the obligations of the Company (or any previous substitute under Clause 15.2) under these presents guaranteed by the Guarantors (or if any previous substitute under this Clause 15.3) under these presents, provided that:

         (i) the Trustee is satisfied that such substitution is not materially prejudicial to the interests of the Bondholders;

         (ii) the Distribution Licence is transferred to the Substituted Guarantor;

         (iii) a trust deed is executed or some other form of undertaking is given by the Substituted Guarantor to the Trustee, in a form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents binding on the Guarantors with any consequential amendments which the Trustee may deem appropriate as fully as if the Substituted Guarantor had been named in these presents as guarantor of such obligations of the Company (or of any previous substitute under Clause 15.2) in place of NEDL (or of any previous substitute under this Clause 15.3);

         (iv) where the Substituted Guarantor is subject generally to the taxing jurisdiction of any territory or any political sub-division or any authority of or in that territory having power to tax (for the purpose of this Clause 15.3, the "Substituted Territory") other than or in addition to any territory to the taxing jurisdiction of which (or to any such political sub-division or authority of or in which) NEDL (or any previous substitute under this Clause 15.3) is subject generally (for the purpose of this Clause 15.3, the "Existing Territory"), the Substituted Guarantor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for or, where applicable, the addition to, the references in that Condition to the Existing Territory of references to the Substituted Territory and in such event these presents will be read accordingly;

         (v) if any two of the directors or other officers acceptable to the Trustee of the Substituted Guarantor certify to the Trustee to the effect that, having made all reasonable enquiries, in the opinion of the persons so certifying the Substituted Guarantor will be solvent immediately after such substitution, the Trustee may rely absolutely on such certificate and need not have regard to the financial condition, profits or prospects of the Substituted Guarantor or compare them with those of NEDL (or of any previous substitute under this Clause 15.3) or call for any further evidence and the provisions of Clause 11.1(d) shall apply; and

         (vi) the Company (and any previous substitute under Clause 15.2), the Guarantors and the Substituted Guarantor (and any previous substitute under this Clause 15.3) comply with such other requirements as the Trustee may direct in the interests of the Bondholders.

         In the case of such substitution, the Trustee may agree, without the consent of the Bondholders or the Couponholders, to a change of law governing these presents provided that such change would not, in the opinion of the Trustee, be materially prejudicial to the interests of the Bondholders. Any such substitution as is permitted by this Clause
         15.3 shall be binding upon the Bondholders and the Couponholders.

(b)      Release of existing obligor

         Any such agreement by the Trustee pursuant to this Clause 15.3 will, if so expressed but subject to Clause 15.3(a)(vi), operate to release NEDL (or any such previous substitute) from any or all of its obligations under these presents. Not later than 14 days after the execution of any such documents and after compliance with such requirements, notice of the substitution will be given by the Substituted Guarantor to the Bondholders in accordance with Condition 14 as soon as practicable.

(c)      Completion of substitution

         Upon the execution of such documents and compliance with such requirements, the Substituted Guarantor will be deemed to be named in these presents as a guarantor of the obligations aforesaid of the Company (or of any previous substitute under Clause 15.2) in place of NEDL (or of any previous substitute under this Clause 15.3) and these presents will be deemed to be modified in such manner as shall be necessary to give effect to the substitution.

16.      APPOINTMENT, RETIREMENT AND REMOVAL OF TRUSTEE

16.1     Appointment

         The Company will have the power of appointing a new Trustee but no person will be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation will at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee will be notified by the Company to the Bondholders and to the Agents as soon as practicable.

16.2     Retirement and removal

         Any Trustee may retire at any time on giving not less than three months' notice in writing to the Company without giving any reason and without being responsible for any costs occasioned by such retirement and the Bondholders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of any sole Trustee or sole trust corporation will not become effective until a trust corporation is appointed as successor Trustee. If a sole Trustee or sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal under this Clause 16.2, it will use all reasonable endeavours to procure that another trust corporation be appointed as Trustee. Any replacement or retirement of a Trustee will be notified by the Company to the Bondholders and to the Agents as soon as practicable.

16.3     Co-Trustees

         The Trustee may, notwithstanding the provisions of Clause 16.1, by notice in writing to the Company and the Guarantors (but without the need for the consent of the Company, the Guarantors, the Bondholders or the Couponholders) appoint any person to act as an additional Trustee jointly with the Trustee:

         (a) if the Trustee considers such appointment to be in the interests of the Bondholders;

         (b) for the purpose of conforming with any legal requirement, restriction or condition in any jurisdiction in which any particular act is to be performed; or

         (c) for the purpose of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Company or either Guarantor.

         Subject to the provisions of these presents the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by notice in writing to the Company, the Guarantors and such person remove any person so appointed. At the request of the Trustee, the Company and the Guarantors will forthwith execute and do all such documents, acts and things as may be required to perfect such appointment or removal and the Company and each Guarantor hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to do so. Any appointment or removal of any such additional Trustee shall be notified by the Company or the Guarantors to the Bondholders and to the Agents as soon as practicable.

16.4     Competence of a majority of Trustees

         If there are more than two Trustees, the majority of such Trustees will (provided such majority includes a trust corporation) be competent to carry out all or any of the Trustee's functions.

17.      COUPONHOLDERS

17.1     Notices

         Neither the Trustee, the Company nor either Guarantor need give any notice to the Couponholders for any purpose under these presents and the Couponbolders will be deemed to have notice of the contents of any notice given to the Bondholders.

17.2     Bondholders assumed to hold Coupons

         Even if it has express notice to the contrary, whenever the Trustee is required to exercise any of its functions, powers, authorities or discretions by reference to the interests of the Bondholders, the Trustee shall assume that each Bondholder is the holder of all Coupons relating to each Bond of which he is the bearer.

18.      COMMUNICATIONS

         Any notice, confirmation, demand, certificate or other document given, made or served, or required to be given, made or served, under these presents shall be in the English language and shall be given, made or served by letter delivered personally or by facsimile transmission:

         (a)      in the case of the Company, to it at:

                  Carliol House
                  Market Street
                  Newcastle-Upon-Tyne NEl 6NE

                  Fax no:           0191 210 2081

                  Attention:        The Finance Director

         (b)      in the case of NE, to it at:

                  Carliol House
                  Market Street
                  Newcastle-Upon-Tyne NEl 6NE

                  Fax no:           0191 210 2081

                  Attention:        The Finance Director

         (c)      in the case of NEDL, to it at:

                  Carliol House
                  Market Street
                  Newcastle-Upon-Tyne NEl 6NE

                  Fax no:           0191 210 2081

                  Attention:        The Finance Director

         (d)      in the case of the Trustee, to it at:

                  Fifth Floor
                  100 Wood Street
                  London EC2V 7EX

                  Fax no:           020 7606 0643

                  Attention:        The Secretary

         or, in each case, to such other address or facsimile number as shall have been notified (in accordance with this Clause 18) to the other parties.

         Any such communication will take effect, in the case of delivery, at the time of delivery or, in the case of facsimile transmission, at the time of dispatch.

         Any communication not by letter shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

19.      POWERS IN ADDITION

         The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Bonds or Coupons.

20.      SEVERABILITY

         Notwithstanding that any provision of these presents may prove to be illegal or unenforceable, the remaining provisions of these presents shall continue in full force and effect.

21.      EXECUTION

         Each of the parties to this Master Trust Deed intends it to be a deed, and agrees to execute and deliver it as a deed. The signature or sealing of this Master Trust Deed by or on behalf of a party shall constitute an authority to the solicitors, or an agent or employee of the solicitors, acting for that party in connection with this Master Trust Deed to deliver it as a deed on behalf of that party.

22.      COUNTERPARTS

         These presents may be executed in counterparts, and the counterparts together shall constitute one deed.

23.      GOVERNING LAW

         These presents shall be governed by and construed in accordance with English law.

24.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         A person who is not a party to these presents has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.


IN WITNESS whereof this Master Trust Deed has been executed as a deed the day and year first above written.

                                   SCHEDULE 1

                                     PART I

             FORM OF INDIVIDUAL CERTIFICATE FOR ORIGINAL BONDS 2005




On the front:
         ISIN:                      Serial No:                         Cert No:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 guaranteed as to principal and interest on a joint and several basis by

                              NORTHERN ELECTRIC plc
    (Incorporated with limited liability in England and Wales - No. 2366942)

                                       and

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED
    (Incorporated with limited liability in England and Wales - No. 2906593)

The Bonds in respect of which this Certificate is issued are in bearer form and form part of the series designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc ("NE" and, together with Northern Electric Distribution Limited, the "Guarantors") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed). The Bonds are subject to, and have the benefit of, the Trust Deed and the Terms and Conditions (the "Conditions") set out on the reverse hereof.

The Issuer for value received hereby promises to pay to the bearer of this Certificate the principal amount of (pound)[l,000/10,000/100,000] [(One/Ten/One Hundred)] Thousand pounds sterling on 16th October, 2005 or on such earlier date as such principal amount may become payable in accordance with the Conditions and the Trust Deed together with interest thereon and any other moneys payable in respect of the Bonds in accordance with the Conditions and the Trust Deed.

The Bonds are guaranteed as to principal and interest by the Guarantors on the terms of the Trust Deed.

This Certificate shall not be valid or become obligatory for any purpose until signed on behalf of the Issuer and the Guarantor and authenticated by or on behalf of the Principal Paying Agent.



Dated



In witness whereof the Issuer and NE have caused this Certificate to be signed in facsimile on their respective behalves.

Northern Electric Finance plc                Northern Electric plc

By:                                          By:
         Director                                       Director

By:                                          By:
         Director                                       Director




Certificate of Authentication

This Certificate is authenticated by or on behalf of the Principal Paying Agent.



By:
         Authorised Signatory


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTORS HAVE BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940.]



On the back:

                              Terms and Conditions

                                Details of Agents

                                   SCHEDULE 1

                                     PART II

                        FORM OF ORIGINAL GLOBAL BOND 2005

                                                                           ISIN:

                          NORTHERN ELECTRIC FINANCE plc

    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 guaranteed as to principal and interest by

                              NORTHERN ELECTRIC plc

    (Incorporated with limited liability in England and Wales - No. 2366942)



                        TEMPORARY GLOBAL BOND CERTIFICATE

The Bonds in respect of which this temporary Global Bond Certificate is issued are in bearer form and comprise the series of Bonds designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc (the "Guarantor") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed). The Bonds are subject to, and have the benefit of, the Trust Deed including the Terms and Conditions set out on the reverse hereof.

The Issuer for value received hereby promises to pay to the bearer of this Certificate the principal amount of (pound)100,000,000 (or such lesser or greater amount as is duly endorsed in the third column of Schedule A to this Certificate) on 16th October, 2005 or on such earlier date as such principal amount may become payable in accordance with the Trust Deed together with interest thereon and any other moneys payable in respect of the Bonds in accordance with the Trust Deed.

The Bonds are guaranteed as to principal and interest by the Guarantor on the terms of the Trust Deed.

This temporary Global Bond Certificate is exchangeable for individual Certificates representing Bonds in bearer form with Coupons attached. The Issuer hereby irrevocably undertakes to deliver individual Certificates representing Bonds in exchange for this temporary Global Bond Certificate on and after 26th November, 1995 (the "Exchange Date").

On or after the Exchange Date this temporary Global Bond Certificate may be exchanged in whole or in part for individual Certificates representing Bonds in an aggregate principal amount not exceeding the principal amount of this temporary Global Bond by the submission of this temporary Global Bond Certificate to the Principal Paying Agent together with a certificate from Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") substantially to the following effect:

                         CERTIFICATE OF CLEARING SYSTEM

                          NORTHERN ELECTRIC FINANCE plc

   (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 (the "Bonds")

                               Common Code: ISIN:

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission, from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially in the form set out in the temporary Global Bond Certificate representing Bonds (the form of which is set out in Part II of Schedule 1 to the Master Trust Deed constituting the Bonds) as of the date hereof [ ] principal amount of the Bonds
(i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and, in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section l.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in (iii) above (whether or not also described in (i) or (ii) above) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Bonds represented by the temporary Global Bond Certificate excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisation with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:                              *

                                Yours faithfully,

                          [Cedel Bank, societe anonyme]

                                       or

                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                Brussels office,
                      as operator of the Euroclear System]

                          By:

*To be dated no earlier than the Exchange Date.

Any person appearing in the records maintained by Cedel or Euroclear as entitled to any interest in Bonds represented by this temporary Global Bond Certificate shall be entitled to require the exchange of this temporary Global Bond Certificate for (an) individual Certificate(s) representing such Bonds in bearer form by delivering or causing to be delivered to Cedel or Euroclear a certificate in substantially the following form (copies of which certificate will be available at the office of Cedel in Luxembourg and Euroclear in Brussels and at the specified office of each of the Paying Agents):

                   "CERTIFICATE OF CLEARING SYSTEM PARTICIPANT

                          NORTHERN ELECTRIC FINANCE plc

   (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 (the "Bonds")

                               Common Code: ISIN:

To: [Cedel Bank, societe anonyme] [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System]

This is to certify that, as of the date hereof, and except as set forth below, the Bonds held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and, in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition, if an owner of Bonds is a United States or foreign financial institution described in (iii) above (whether or not also described in (i) or (ii) above), this is to certify further that such financial institution has not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to that date on which you intend to submit your certificate relating to the Bonds held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

This certificate excepts and does not relate to [     ] principal amount of the
Bonds in respect of which we are not able to certify and as to which we understand exchange and delivery of individual Certificates representing Bonds (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.

Dated:                              *



By:

         [Name of person giving certificate] as, or as agent for, the beneficial owner(s) of the Bonds in respect of which this certificate is issued.

*        To be dated no earlier than the fifteenth day prior to the Exchange
         Date."

Until the exchange of this temporary Global Bond Certificate for individual Certificates representing Bonds pursuant to the foregoing provisions, no person as aforesaid shall (except as stated herein) be entitled to receive any payment by way of principal or interest in respect of the Bonds represented by this temporary Global Bond Certificate (unless, upon due presentation of this temporary Global Bond Certificate for exchange, delivery of any individual Certificate representing Bonds shall be improperly withheld or refused) or to receive (an) individual Certificate(s) representing Bonds which he would otherwise be entitled to receive.

Upon any exchange of this temporary Global Bond Certificate for individual Certificates representing Bonds the portion of the principal amount represented by this temporary Global Bond Certificate in respect of which such exchange shall be effected shall be endorsed by the Principal Paying Agent on the Schedule of exchanges for individual Certificates hereon, whereupon the principal amount represented by this temporary Global Bond Certificate shall be reduced for all purposes by the amount of such portion.

Subject to the second preceding paragraph, no provisions of this temporary Global Bond Certificate shall alter or impair the obligation of the Issuer to pay the principal and interest in respect of the Bonds when due in accordance with the Trust Deed or the obligations of the Guarantor under the Trust Deed.

This temporary Global Bond Certificate is governed by and shall be construed in accordance with English law.

This temporary Global Bond Certificate shall not be valid or become obligatory for any purpose until signed on behalf of the Issuer and the Guarantor and authenticated by or on behalf of the Principal Paying Agent.



Dated:



In witness whereof the Issuer and the Guarantor have caused this temporary Global Bond Certificate to be signed in facsimile on their respective behalves.





Northern Electric Finance plc                  Northern Electric plc

By:                                            By:
         Director                                       Director


By:                                            By:
         Director                                       Director


Certificate of Authentication

This temporary Global Bond Certificate is authenticated by or on behalf of the Principal Paying Agent.



By:
         Authorized Signatory

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTOR HAS BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940.]

                Schedule of exchanges for individual Certificates

The principal amount of the Bonds represented by this temporary Global Bond Certificate has been reduced as a result of the issue of individual Certificates representing Bonds in respect of a portion of such principal amount in exchange as follows:


                           Amount of decrease                 Principal amount of
                           in principal amount                Bonds represented by
                           of Bonds represented               Global Bond               Notation made by or
                           by Global Bond                     Certificate following     on behalf of Principal
Date of exchange           Certificate                        such decrease             Paying Agent

                            Schedule of interest paid



Date of payment             Amount of interest                Notation made

                                   SCHEDULE 1

                                    PART III

                          FORM OF ORIGINAL COUPON 2005

On the front:
         ISIN:                      Serial No:                    Coupon No:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 guaranteed as to principal and interest on a joint and several basis by

                              NORTHERN ELECTRIC plc
    (Incorporated with limited liability in England and Wales - No. 2366942)

                                       and

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED
    (Incorporated with limited liability in England and Wales - No. 2906593)

               Coupon for [ ] due on 199[6/7/8/9/2000/1/2/3/4/5].


This Coupon relates to interest payable on (pound)[l,000/l0,000/l00,000] [(One/Ten/One Hundred Thousand)] principal amount of the Bonds designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc ("NE" and, together with Northern Electric Distribution Limited, the "Guarantors") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed).

This Coupon is payable to bearer (subject to the Trust Deed, including the Conditions endorsed on the Certificate representing the Bonds to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Certificate) at the specified offices of the Paying Agents set out on the reverse hereof (or any further or other Paying Agents or specified offices duly appointed or nominated from time to time and notified to the Bondholders).

Such interest is guaranteed by the Guarantors.

This Coupon is negotiable separately from the Bonds to which this Coupon relates.

This Coupon shall not be valid or become obligatory for any purpose until signed on behalf of the Company and authenticated by or on behalf of the Principal Paying Agent.



Dated:



In witness whereof the Company and NE have caused this Coupon to be signed in facsimile on their respective behalves.

Northern Electric Finance plc                Northern Electric plc

By:                                          By:
         Director                                       Director


By:                                          By:
         Director                                       Director


Certificate of Authentication

This Coupon is authenticated by or on behalf of the Principal Paying Agent


By:
         Authorized Signatory



ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTORS HAVE BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940.]



On the back:

                            Details of Paying Agents

                                   SCHEDULE 2

                        TERMS AND CONDITIONS OF THE BONDS

         The (pound)100,000,000 8.625 per cent. Guaranteed Bonds due 2005 (the "Bonds", which expression shall in these Terms and Conditions, unless the context otherwise requires, include any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds) of Northern Electric Finance plc (the "Issuer") are constituted by a master trust deed dated 16th October, 1995 made between the Issuer, Northern Electric plc ("NE") and The Law Debenture Trust Corporation p.l.c. (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed (as defined below)) as trustee for the holders of the Bonds (the "Bondholders") as modified and restated by a first supplemental trust deed dated 27th September, 2001 made between the Issuer, NE, Northern Electric Distribution Limited ("NEDL" and, together with NE, the "Guarantors" and each a "Guarantor") and the Trustee (together, the "Trust Deed", which expression shall wherever the context so admits include any other deed supplemental thereto). The issue of the Bonds was authorised by a resolution of the board of directors of the Issuer passed on 9th October, 1995. The giving of the guarantee by NE was authorised by a written resolution of the board of directors of NE passed on 14th September, 1995 appointing a committee of the board for the purposes of the giving of the guarantee and by a resolution of such duly appointed committee of the board of directors of NE passed on 9th October, 1995. The giving of the guarantee by NEDL was authorised by a resolution of the board of directors of NEDL passed on 26th September, 2001. The Bonds are listed on the London Stock Exchange plc (the "London Stock Exchange"). The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed. Copies of the Trust Deed and of an agency agreement dated 16th October, 1995 (the "Agency Agreement") made between the Issuer, NE, Barclays Bank PLC, as principal paying agent (the "Principal Paying Agent", which expression shall include any successor), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression shall include any additional or successor paying agents) and the Trustee are available for inspection during normal business hours by the Bondholders and the holders of the interest coupons appertaining to the Bonds (respectively, the "Couponholders" and the "Coupons") at the registered office for the time being of the Trustee, being at Fifth Floor, 100 Wood Street, London EC2V 7EX and at the specified office of each of the Paying Agents. The Bondholders and the Couponholders are entitled to the benefit of, and are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Agency Agreement.

1.       Form, Denominations and Title

         The Bonds are in bearer form, serially numbered, in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with Coupons attached on issue. Title to the Bonds and to the Coupons will pass by delivery. Bonds of one denomination may not be exchanged for Bonds of another denomination.

         The Issuer, each Guarantor, any Paying Agent and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond and the holder of any Coupon as the absolute owner thereof for all purposes (whether or not the Bond or Coupon shall be overdue and notwithstanding any notice of ownership or writing on the Bond or Coupon or any notice of previous loss or theft of the Bond or Coupon).

2.       Status and Guarantee

         The Bonds and the Coupons are direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of the Issuer and, subject as aforesaid, rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated obligations of the Issuer, present and future, but, in the event of insolvency of the Issuer, only to the extent permitted by applicable laws relating to creditors' rights.

         The Guarantors have, in the Trust Deed, unconditionally and irrevocably guaranteed on a joint and several basis the due and punctual payment of the principal of and interest on the Bonds as and when the same shall become due and payable together with any additional amounts payable pursuant to Condition 8 and all other moneys payable under the Trust Deed. The obligations of each Guarantor under the terms of its guarantee constitute direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of such Guarantor and such obligations rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the relevant Guarantor, present and future, but, in the event of insolvency of the relevant Guarantor, only to the extent permitted by applicable laws relating to creditors' rights.

3.       Negative Pledge

         So long as any of the Bonds remains outstanding (as defined in the Trust Deed) each of the Issuer and each Guarantor will ensure that no Relevant Indebtedness of the Issuer, either Guarantor or any Distribution Subsidiary (as defined below) or of any other person and no guarantee by the Issuer, either Guarantor or any Distribution Subsidiary of any Relevant Indebtedness of any other person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer, either Guarantor or any Distribution Subsidiary unless the Issuer or the relevant Guarantor, as the case may be, shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

         (a) all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, the obligations of the relevant Guarantor under its guarantee referred to in Condition 2 are secured to the satisfaction of the Trustee equally and rateably with the Relevant Indebtedness or guarantee of Relevant Indebtedness, as the case may be, by such Security Interest; or

         (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, in respect of the obligations of the relevant Guarantor under its guarantee referred to in Condition 2 either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders, save that the Issuer, either Guarantor or any Distribution Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by the Issuer, either Guarantor or any Distribution Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect in respect of the Bonds, the Coupons and the Trust Deed or, as the case may be, the obligations of the relevant Guarantor under the said guarantee as aforesaid) where such Relevant Indebtedness has an initial maturity falling not earlier than 31st December, 2005 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)20,000,000 and 20 per cent. of the Consolidated Tangible Net Worth (as defined below).

         For the purposes of these Terms and Conditions:

         (a) "Consolidated Tangible Net Worth" at any particular time the aggregate of the amount paid up on NE's issued share capital and the consolidated distributable and non-distributable reserves of the Group (as shown in the most recently published audited consolidated financial statements of the Group), after:

                  (i) deducting the total of any debit balance on the profit and loss account and the book value of any intangible assets including but not limited to goodwill; and

                  (ii) excluding any minority interests in Subsidiary Undertakings;

                  but adjusted as may be necessary in respect of any variation in the paid-up share capital or share premium account of the Group since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group.

                  A report by the Auditors (as defined in the Trust Deed) as to the amount of the Consolidated Tangible Net Worth at any given time shall, in the absence of manifest error, be conclusive and binding on all parties.

         (b) "Distribution License" means either the distribution licence granted to NEDL under section 6(l)(c) of the Electricity Act 1989 as amended by section 30 of the Utilities Act 2000 or the public electricity supply licence of NE having effect as if it were a distribution licence granted to NEDL under section 6(l)(c) of the Electricity Act 1989 as amended by section 30 of the Utilities Act 2000, as appropriate.

         (c) "Distribution Subsidiary" means any Subsidiary of NE which holds a Distribution License granted under Section 6(l)(c) of the Electricity Act 1989 as amended by the Utilities Act 2000;

         (d) "Excluded Subsidiary" means any Subsidiary of the Issuer or either Guarantor (other than a Distribution Subsidiary):

                  (i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

                  (ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of an asset is subject to any recourse whatsoever to any member of the Group (other than another Excluded Subsidiary) in respect of the repayment thereof and

                  (iii) which has been designated as such by the Issuer or either Guarantor by written notice to the Trustee, provided that the Issuer or either Guarantor, as the case may be, may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary, whereupon it shall cease to be an Excluded Subsidiary;

         (e) "Group" means NE, NEDL, the Issuer and the Subsidiary Undertakings of NE;

         (f) "Project Finance Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) to finance a project:

                  (i) which is incurred by an Excluded Subsidiary; or

                  (ii) in respect of which recourse to any member of the Group for the repayment or payment of any sum relating to such indebtedness is limited to:

                           (1) the assets of a single purpose company (other than a Distribution Subsidiary) the principal assets and business of which are constituted by such project and which was established for the purpose of incurring such indebtedness; or

                           (2) the assets of the project and the rights, revenues and insurance proceeds derived therefrom or related thereto,

                  with no recourse to any other assets of the Group (other than those of an Excluded Subsidiary);

         (g) "Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same are quoted, listed or ordinarily dealt in on any stock exchange or recognized over-the-counter or other securities market, but shall not in any event include Project Finance Indebtedness;

         (h) "Subsidiary" means a subsidiary within the meaning of Section 736 of the Companies Act 1985;

         (i)      "Subsidiary Undertaking" shall have the meaning given to it by
                  Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of NE, nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would its accounts have been so included or consolidated if it had become so on or before that date); and

         (j) any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.

4.       Interest

         The Bonds bear interest from (and including) 16th October, 1995 at the rate of 8.625 per cent. per annum, payable annually in arrear on 16th October in each year (each an "Interest Payment Date").

         Each Bond will cease to bear interest from its due date for redemption unless, upon due presentation, payment of the principal in respect of the Bond is improperly withheld or refused or unless default is otherwise made in respect of such payment, in which event interest shall continue to accrue as provided in the Trust Deed.

         When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.       Payments

         Payments of principal in respect of each Bond will only be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Bond at the specified office of any of the Paying Agents. Payments of interest due on the Bonds on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupons at the specified office of any of the Paying Agents. Each such payment will be made at the specified office of any Paying Agent, at the option of the holder, by sterling cheque drawn on a branch of, or by transfer to a sterling account maintained by the payee with, a bank in the City of London, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 8.

         Each Bond must be presented for payment together with all unmatured Coupons appertaining thereto failing which the full amount of any missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupons which the amount so paid bears to the total amount due) appertaining thereto will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of such missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 8) in respect of the relevant Bond (whether or not such Coupon would otherwise have become void pursuant to Condition 9), or, if later, five years after the date on which such Coupon would have become due, but not thereafter.

         A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

         "Presentation Date" means a day which (subject to Condition 9):

         (a) is or falls after the relevant due date but, if the due date is not or was not a Business Day in the City of London, is or falls after the next following such Business Day; and

         (b) is a Business Day in the place of the specified office of the Paying Agent at which the Bond or Coupon is presented for payment and, in the case of payment by transfer to a sterling account in the City of London as referred to above, in the City of London.

         "Business Day" means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in that place.

         When making payments to Bondholders or Couponholders, fractions of one penny will be rounded down to the nearest whole penny.

         The names of the initial Paying Agents and their initial specified offices are set out at the end of these Terms and Conditions. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain at least two Paying Agents having specified offices in separate European cities previously approved in writing by the Trustee, one of which, so long as the Bonds are listed on the London Stock Exchange, shall be London or such other place as the London Stock Exchange may approve and one of which shall be outside the United Kingdom. Notice of any such termination or appointment and of any changes in the specified offices of the Paying Agents will be given to the Bondholders promptly by the Issuer in accordance with Condition 14.

6.       Redemption and Purchase

         (A) Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Bonds at their principal amount on 16th October, 2005.

         (B) The Issuer may, at any time, having given notice to the Bondholders in accordance with this Condition 6(B) (which notice shall be irrevocable), redeem the Bonds in whole or in part (but if in part, in integral multiples of (pound)1,000,000 in principal amount thereof), at the price which shall be the higher of the following, together with interest accrued up to the date of redemption:

         (i)      their principal amount; and

         (ii) that price (the "Redemption Price"), expressed as a percentage rounded to three decimal places (0.0005 being rounded down), at which the Gross Redemption Yield on the Bonds, if they were to be purchased at such price on the third dealing day prior to the publication of the notice of redemption (or, in the case of a partial redemption, the first notice of redemption referred to below), would be equal to the Gross Redemption Yield on such dealing day of the 8 1/2 per cent. Treasury Stock 2005 or of such other United Kingdom Government Stock as the Trustee, with the advice of three leading brokers operating in the gilt-edged market and/or gilt-edged market makers, shall determine to be appropriate (the "Reference Stock") on the basis of the middle market price of the Reference Stock prevailing on such dealing day, as determined by Barclays Bank PLC (or such other person(s) as the Trustee may approve).

         The Gross Redemption Yield on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105,
Part 1, 1978, page 18 or on such other basis as the Trustee may previously approve in writing.

         In the case of a redemption of all of the Bonds pursuant to this Condition 6(B), notice will be given to the Bondholders by the Issuer in accordance with Condition 14 once not less than 30 nor more than 60 days before the date fixed for redemption and will specify the date fixed for redemption and the redemption price.

         In the case of a partial redemption of Bonds, Bonds to be redeemed will be selected individually by lot in such place as the Trustee may previously approve in writing and in such manner as the Trustee shall deem to be appropriate and fair without involving any part of a Bond, not more than 65 days before the date fixed for redemption. In the case of a partial redemption of the Bonds pursuant to this Condition 6(B), notice will be so given to the Bondholders by the Issuer in accordance with Condition 14 twice, first not less than 80 nor more than 95 days, and secondly not less than 30 nor more than 60 days, before the date fixed for redemption. Each notice will specify the date fixed for redemption and the redemption price, the aggregate principal amount of the Bonds to be redeemed, the serial numbers of Bonds previously called (in whole or in part) for redemption and not presented for payment and the aggregate principal amount of Bonds which will be outstanding after the partial redemption. In addition the second such notice will specify the serial numbers of the Bonds called for redemption.

         Upon the expiry of any such notice as is referred to in this Condition 6(B), the Issuer shall be bound to redeem the Bonds to which the notice refers at the relevant redemption price at the date of such redemption together with interest accrued to but excluding such date.

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         (C) If as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 10th October, 1995, the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 8 (and such amendment or change has been evidenced by the delivery by the Issuer to the Trustee (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of (i) a certificate signed by two directors of the Issuer on behalf of the Issuer stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Issuer taking reasonable measures available to it and (ii) an opinion in a form satisfactory to the Trustee of independent legal advisers of recognised standing to whom the Trustee shall have no reasonable objection to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective)), the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Bondholders in accordance with Condition 14 (which notice shall be irrevocable), redeem all the Bonds (other than Bonds in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 6(B) prior to any notice being given under this Condition 6(C)) but not some only, at their principal amount together with interest (if any) accrued to (but excluding) the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer would be required to pay such additional amounts were a payment in respect of the Bonds then due.

         Upon expiry of any such notice as is referred to in this Condition 6(C) (and subject as provided above), the Issuer shall be bound to redeem all the Bonds at their principal amount together with interest accrued to (but excluding) the redemption date.

         (D) The Issuer, either Guarantor or any of their respective Subsidiaries may at any time purchase Bonds together with unmatured Coupons in any manner and at any price in the open market or by private treaty. If purchases are made by tender, tenders must be available to all Bondholders alike. Bonds purchased by the Issuer, either Guarantor or any of their respective Subsidiaries may be held or reissued or resold or surrendered for cancellation.

         (E) All Bonds which are redeemed will forthwith be cancelled (together with all relative unmatured Coupons attached to or surrendered with the Bonds) and may not be reissued or resold.

         (F) While any Bonds are held by the Issuer, either Guarantor or any of their respective Subsidiaries, such Bonds shall not entitle the holder to vote at, or to be counted in the quorum for, any meeting of Bondholders and, for the purposes of the provisions of the Trust Deed concerning meetings of Bondholders, will not be regarded as being in issue.

7.       Redemption at the Option of Bondholders

         (A)      For the purposes of these Terms and Conditions:

                  (i) "independent financial adviser" means a financial adviser appointed by NEDL and previously approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed) or, if NEDL shall not have appointed such an adviser within 21 days of becoming aware of the occurrence of a Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with NEDL;

                  (ii) "Investment Grade Rating" means a rating of at least investment grade BBB- in the case of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc. and Baa3 in the case of Moody's Investors Services Limited or their respective equivalents for the time being;

                  (iii) "Negative Certification" means a certificate given in writing to the Trustee by an independent financial adviser that a Restructuring Event will be or is, in its opinion, materially prejudicial to the interests of the Bondholders;

                  (iv) A "Negative Rating Event" shall be deemed to have occurred if (X) NEDL does not, either prior to or not later than 14 days after the date of a Negative Certification in respect of the relevant
                           Restructuring Event,   seek,   and  thereupon   use
                           all   reasonable endeavours  to  obtain,  a rating
                           of the  Bonds or any other unsecured and
                           unsubordinated debt of NEDL (or of any Subsidiary of NEDL (including, without limitation, the Issuer) and which is guaranteed on an unsecured and
                           unsubordinated   basis  by  NEDL)   having  an
                           initial maturity of five years or more from a Rating Agency or (Y) if NEDL does so seek and use such endeavours but it is unable, as a result of such Restructuring Event, to obtain the Investment Grade Rating (and, in this definition, "seek" shall include procuring the relevant Subsidiary to seek);

                  (v) A "Put Event" occurs on the date of the last to occur of all of the following (aa) a Restructuring Event,
                           (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification;

                  (vi) "Rating Agency" means Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies Inc. or any of its subsidiaries and their successors or Moody's Investors Service Limited or any of its subsidiaries and their successors or any rating agency substituted for either of them (or any permitted substitute of them) by NEDL from time to time with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed);

                  (vii) Following a Restructuring Event, a "Rating Downgrade" shall be deemed to have occurred in respect of that Restructuring Event if the then current rating

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

                           assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of NEDL or by its own volition) is withdrawn or reduced from the Investment Grade Rating or, if the Rating Agency shall then have already rated the Rated Securities below the Investment Grade Rating, the rating is lowered one full rating category;

                  (viii) "Rated Securities" means the Bonds, if at any time and for so long as they shall have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of NEDL (or of any Subsidiary of NEDL (including, without limitation, the Issuer) and which is guaranteed on an unsecured and unsubordinated basis by NEDL) having an initial maturity of five years or more which is rated by a Rating Agency;

                  (ix) "Restructuring Event" means the occurrence of any one or more of the following events:

                           (A) (aa) The Gas and Electricity Markets Authority (which expression shall in these Terms and Conditions include any other competent authority) (or any successor) giving the Issuer written notice of revocation of the Distribution Licence (bb) NEDL agreeing in writing with the Secretary of State for Trade and Industry (or any successor) to any revocation or surrender of the Distribution Licence or
                                    (cc) any legislation (whether primary or subordinate) being enacted terminating or revoking the Distribution Licence, except in any such case in circumstances where a licence or licences on substantially no less favourable terms is or are granted to NEDL or a wholly-owned Subsidiary of NEDL (the "Relevant Subsidiary") and in the case of such Relevant Subsidiary at the time of such grant it either executes in favour of the Trustee an unconditional and irrevocable guarantee in respect of the Bonds in such form as the Trustee may previously approve in writing (such approval not to be unreasonably withheld or delayed) or becomes the principal debtor under the Bonds in accordance with Condition 12; or

                           (B) any modification (other than a modification which is of a formal, minor or technical nature) being made to the terms and conditions of the Distribution Licence on or after the Effective Date (as defined in the First Supplemental Trust Deed) unless the modified terms and conditions are certified by two directors of NEDL to be not materially less favourable to the business of NEDL; or

                           (C) any legislation (whether primary or subordinate) is enacted which removes, qualifies or amends (other than an amendment which is of a formal, minor or technical nature) the duties of the Secretary of

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

                                    State for Trade and  Industry  (or any
                                    successor)  and/or  the Gas and Electricity
                                    Markets Authority (or any successor) under
                                    Section 3A of the  Electricity Act 1989 (as
                                    amended) as in force on the Effective Date,
                                    unless two directors of NEDL  certify  that
                                    such  removal,   qualification  or amendment
                                    does not have a materially adverse effect on the financial condition of NEDL.

                  (x)      "Restructuring Period" means:

                           (A) if at the time a Restructuring Event occurs there are Rated Securities, the period of 90 days starting from and including the day on which that Restructuring Event occurs; or

                           (B) if at the time a Restructuring Event occurs there are no Rated Securities, the period starting from and including the day on which that Restructuring Event occurs and ending on the day 90 days following the later of
                                    (aa) the date on which NEDL shall seek to obtain a rating pursuant to Condition 7(A)(iv) prior to the expiry of the 14 days referred to in the definition of Negative Rating Event and (bb) the date on which a Negative Certification shall have been given to NEDL in respect of that Restructuring Event; and

                  (xi) A Rating Downgrade or a Negative Rating Event or a non-Investment Grade Rating shall be deemed not to have occurred as a result or in respect of a
                           Restructuring Event  if  the  Rating   Agency
                           making the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment made as provided in Condition 7 does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstances comprised in or arising as a result of the applicable Restructuring Event.

         The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and until it shall have actual knowledge or express notice in accordance with the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or other such event has occurred.

     (B) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and prior to the commencement of or during the Restructuring Period an independent financial adviser shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the following provisions of this Condition 7 shall cease to have any further effect in relation to such Restructuring Event.

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

     (C) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and (subject to Condition 7(B)):

          (X)   within the Restructuring Period, either:

                (i) if at the time such Restructuring Event occurs there are Rated Securities a Rating Downgrade in respect of such Restructuring Event also occurs; or

                (ii) if at such time there are no Rated Securities, a Negative Rating Event also occurs; and

          (Y) an independent financial adviser shall have given a Negative Certification,

then, unless at any time the Issuer shall have given a notice in respect of his Bond under Condition 6(B) or under Condition 6(C), in each case expiring prior to the Put Date (as defined below) each Bondholder shall have the option (the "Put Option") to require the Issuer or, failing the Issuer, either Guarantor, to redeem or, at the option of the Issuer or the relevant Guarantor, as applicable, purchase (or procure the purchase of) that Bond on the Put Date at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

         A Restructuring Event shall be deemed not to be materially prejudicial to the interests of the Bondholders if, notwithstanding the occurrence of the Rating Downgrade, the rating assigned to the Rated Securities by any Rating Agency (as defined below) is subsequently increased to the Investment Grade Rating prior to any Negative Certification being given.

         Any certification by an independent financial adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event will be or is materially prejudicial to the interests of the Bondholders shall, in the absence of manifest error, be conclusive and binding on the Trustee, the Issuer, the Guarantors, the Bondholders and the Couponholders.

         (D) Promptly upon the Issuer or either Guarantor becoming aware that a Put Event has occurred, and in any event not later than 14 days after the occurrence of a Put Event, the Issuer or the relevant Guarantor shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 14 specifying the nature of the Put Event, and the procedure for exercising the Put Option.

         (E) To exercise the Put Option in respect of his Bond the Bondholder must deliver such Bond to the specified office of any Paying Agent, on a day which is a Business Day (as defined in Condition 5) in the City of London and in the place of such specified office falling within the period (the "Put Period") commencing on the date the Put Event Notice is given and expiring 45 days thereafter accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any

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

Paying Agent (a "Put Notice") and in which the Bondholder may specify a bank account complying with the requirements of Condition 5 to which payment is to be made under this Condition 7. Each Bond must be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being, the fifteenth day after the date of expiry of the Put Period failing which the full amount of any such missing Coupon will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner provided in Condition 5 against presentation and surrender (or, in the case of part payment only, endorsement) of such missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 8) in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 9) or, if later, five years after the date on which such Coupon would have become due, but not thereafter. The Paying Agent to which such Bond and Put Notice are delivered shall issue to the Bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly specifies a bank account in the Put Notice to which payment is to be made, on the Put Date, by transfer to that bank account and, in every other case, on or after the Put Date, but in each case against presentation and surrender (or, as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 5. A Put Notice, once given, shall be irrevocable. For the purposes of Conditions 1, 9, 10, 11, 13, and 15 and for certain other purposes specified in the Trust Deed, receipts issued pursuant to this Condition 7 shall be treated as if they were Bonds. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date, unless such Bond has been previously redeemed or purchased in accordance with these Terms and Conditions.

8.       Taxation

         All payments in respect of the Bonds and the Coupons by the Issuer or, as the case may be, either Guarantor shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the United Kingdom, or any political sub-division of, or any authority in, or of the United Kingdom having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Issuer or, as the case may be, the Guarantors will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be, the Coupons in the absence of the withholding or deduction except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

         (a) to, or to a third party on behalf of, a holder who is liable to the Taxes in respect of the Bond or Coupon by reason of his having some connection with the United Kingdom other than the mere holding of the Bond or Coupon; or

         (b)      presented for payment in the United Kingdom; or

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

         (c) presented for payment more than 30 days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 days; or

         (d) to, or to a third party on behalf of, a holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

         As used herein, "Relevant Date" means the date on which the payment first becomes due but, if the amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Issuer in accordance with Condition 14.

         Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition 8 or under any undertakings given in addition to, or in substitution for, this Condition 8 pursuant to the Trust Deed.

9.       Prescription

         Bonds and Coupons will become void unless presented for payment within periods of 10 years and five years respectively from the Relevant Date in respect of the Bonds or, as the case may be, the Coupons, subject to the provisions of Condition 5.

10.      Events of Default

         The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall, (but in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (d), (e), (f), (g), (h) and (i) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders and subject in each case to the Trustee being indemnified by, or on behalf of, Bondholders to its satisfaction), give notice to the Issuer and the Guarantors that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

         (a) if default is made for a period of 7 days or more in the payment of any principal or the purchase price due in respect of any Bond pursuant to Condition 7 or 14 days or more in the payment of any interest due in respect of the Bonds or any of them; or

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

         (b) if the Issuer or NEDL fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Bonds or the Trust Deed and (except where the Trustee shall have certified to the Issuer in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 30 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee on the Issuer or NEDL, as the case may be, of notice requiring the same to be remedied; or

         (c) if (i) any other indebtedness for borrowed money of the Issuer, NEDL or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period (as originally provided) or (iii) the Issuer, NEDL or any Principal Subsidiary falls to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or (iv) any security given by the Issuer, NEDL or any Principal Subsidiary for any
                  indebtedness for borrowed money of any person or any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of(pound)20,000,000 or its equivalent in other currencies (as determined by the Trustee) or two per cent. of the Consolidated Tangible Net Worth, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness; or

         (d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer or NEDL, save for the purposes of amalgamation, merger, consolidation. reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (e) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of a Principal Subsidiary, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of such Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to NEDL or any of its other Subsidiaries or (ii) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

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

         (f) if the Issuer, NEDL or any Principal Subsidiary shall cease to carry on the whole or substantially the whole of its business, save in each case for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of the Issuer, NEDL or such Principal Subsidiary and under which all or substantially all of its assets are transferred to NEDL or any of its other Subsidiaries or (ii) under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by the Issuer, NEDL or a Principal Subsidiary on an arm's length basis or (iii) where the transferee is or immediately upon such transfer becomes a Principal Subsidiary or (iv) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders, provided that if NEDL shall transfer the Distribution Licence it shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and none of exceptions (i) to (iii) shall apply) unless the transferee assumes all the Issuer's obligations under the Bonds and the Trust Deed as primary obligor or gives a guarantee in substitution for NEDL in form and substance acceptable to the Trustee in respect of the obligations of the Issuer under the Bonds and the Trust Deed; or

         (g) if the Issuer, NEDL or any Principal Subsidiary shall suspend or shall threaten to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable or shall admit in writing its inability, to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors under Section 1 of the Insolvency Act 1986; or

         (h) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer, NEDL or any Principal Subsidiary or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 60 days (or such longer period as the Trustee may in its absolute discretion permit); or

         (i) if the Issuer ceases to be a wholly-owned Subsidiary of NEDL or if NEDL ceases to have the right to appoint or remove a majority of the board of directors of the Issuer.

         For the purposes of sub-paragraph (g) above, Section 123(l)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Gas and Electricity Markets Authority may from time to time determine by notice in writing to NEDL.

         Neither the Issuer, NEDL nor any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph (g) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Issuer, NEDL or the relevant Principal Subsidiary, as the case may be, with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under the first paragraph of this Condition 10.

For the purposes of these Terms and Conditions

         (a) a "Principal Subsidiary" at any time shall mean a Subsidiary of the Issuer or NEDL (not being any Subsidiary of the Issuer or NEDL whose only indebtedness for borrowed money is Project Finance Indebtedness):

                  (A) whose (i) net profits before tax or (ii) gross assets represent 15 per cent. or more of the consolidated net profits before tax of NEDL and its Subsidiaries (the "NEDL Group") or consolidated gross assets of the NEDL Group respectively in each case as calculated by reference to the then latest audited financial statements of such Subsidiary (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) and the then latest audited consolidated financial statements of the NEDL Group; or

                  (B) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Issuer or NEDL which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall immediately become a Principal Subsidiary under the provisions of this sub-paragraph (B) (but without prejudice to the provisions of sub-paragraph (A) above);

                  all as more fully defined in the Trust Deed.

                  A report by the Auditors that in their opinion a Subsidiary of the Issuer or NEDL is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Guarantors, the Issuer, the Trustee, the Bondholders and the Couponholders; and

         (b) "indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance credit, or
                  (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

11.      Enforcement

         The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer or either Guarantor as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons but it shall not be bound to take any proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or either Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and such failure shall be continuing.

12.      Substitution

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantors to the substitution in place of the Issuer (or of any previous substitute under this Condition) as the principal debtor under the Bonds, the Coupons and the Trust Deed of NEDL or any Subsidiary or holding company (as defined in section 736 of the Companies Act
1985) of NEDL or any Subsidiary of such holding company, subject to (a) the Bonds continuing to be unconditionally and irrevocably guaranteed by the Guarantors (save where NE or, as the case may be, NEDL itself has been substituted for the Issuer (or any previous substitute) or where NEDL has transferred the Distribution Licence to the substituted party), (b) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (c) certain other conditions set out in the Trust Deed being complied with.

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantors to the substitution in place of NEDL (or of any previous substitute under this Condition) as guarantor of the obligations of the Issuer (or of any previous substitute under this Condition) guaranteed by NEDL under the Bonds, the Coupons and the Trust Deed of any Subsidiary or holding company (as defined in section 736 of the Companies Act 1985) of NEDL or any subsidiary of such holding company, subject to (a) the Distribution Licence having been previously transferred to the substituted party; (b) the Trustee bring satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution; and (c) certain other conditions set out in the Trust Deed being complied with.

13.      Replacement of Bonds and Coupons

If any Bond or Coupon is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Paying Agent in London, upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence, indemnity and security as the Issuer may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

14.      Notices

         Notices to the Bondholders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Trustee may previously approving in writing. Any notice shall be deemed to have been given on the date of publication or, if so published more than once, on the date of the first publication. It is expected that publication will normally be made in the Financial Times. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may previously approve in writing.

         Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition 14.

15.      Meetings of Bondholders, Modification, Waiver and Authorisation

         (a) The Trust Deed contains provisions for convening meetings of the Bondholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of these Terms and Conditions or the provisions of the Trust Deed. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Bonds held or represented by him or them, except that at any meeting, the business of which includes the modification of certain of the provisions of these Terms and Conditions and certain of the provisions of the Trust Deed, the necessary quorum for passing an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Bondholders will be binding on all Bondholders, whether or not they are present at the meeting or voted thereat, and on all Couponholders.

         (b) The Trustee may agree, without the consent of the Bondholders or Couponholders, to any modification (subject to certain exceptions) of, or to the waiver or authorisation of any breach or proposed breach of, any of these Terms and Conditions or any of the provisions of the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or to any modification which is of a formal, minor or technical nature or to correct a manifest error.

         (c) In connection with the exercise by it of any of its trusts, powers, authorities or discretions (including, without limitation, any modification, waiver, authorisation or substitution), the Trustee shall have regard to the interests of the Bondholders as a class and, in particular but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers, authorities or discretions for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, either Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition to, or in substitution for, Condition 8 pursuant to the Trust Deed.

         (d) Any modification, waiver or authorisation shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 14.

16.      Indemnification of the Trustee

         The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking action unless indemnified to its satisfaction.

17.      Further Issues

         The Issuer is at liberty from time to time without the consent of the Bondholders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of the issue. Any further bonds or notes which are to form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed shall, and any other further bonds or notes may (with the prior written consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

18.      Governing Law

The Trust Deed, the Bonds and the Coupons are governed by, and will be construed in accordance with, English law.

                             PRINCIPAL PAYING AGENT

                                Barclays Bank PLC
                            BGSS Depositary Services
                                  8 Angel Court
                               Throgmorton Street
                                 London EC2R 7HT

                               OTHER PAYING AGENT

                     Banque Internationale a Luxembourg S.A.
                                 69 route d'Esch
                                L-1470 Luxembourg

                                   SCHEDULE 3

                                     PART I

             FORM OF INDIVIDUAL CERTIFICATE FOR ORIGINAL BONDS 2020

On the front:                       Serial No:                      Cert No:
         ISIN:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 guaranteed as to principal and interest on a joint and several basis by

                              NORTHERN ELECTRIC plc
     (Incorporated with limited liability in England and Wales - No.2366942)

                                       and

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED

    (Incorporated with limited liability in England and Wales - No. 2906593)

The Bonds in respect of which this Certificate is issued are in bearer form and form part of the series designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc ("NE" and, together with Northern Electric Distribution Limited, the "Guarantors") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed). The Bonds are subject to, and have the benefit of, the Trust Deed and the Terms and Conditions (the "Conditions") set out on the reverse hereof.

The Issuer for value received hereby promises to pay to the bearer of this Certificate the principal amount of (pound)[l,000/10,000/l00,000] [(One/Ten/One Hundred)] Thousand pounds sterling on 16th October, 2005 or on such earlier date as such principal amount may become payable in accordance with the Conditions and the Trust Deed together with interest thereon and any other moneys payable in respect of the Bonds in accordance with the Conditions and the Trust Deed.

The Bonds are guaranteed as to principal and interest by the Guarantors on the terms of the Trust Deed.

This Certificate shall not be valid or become obligatory for any purpose until signed on behalf of the Issuer and the Guarantor and authenticated by or on behalf of the Principal Paying Agent.

Dated:



In witness whereof the Issuer and NE have caused this Certificate to be signed in facsimile on their respective behalves.



Northern Electric Finance plc                 Northern Electric plc


By:                                           By:
         Director                                       Director


By:                                           By:
         Director                                       Director



This Certificate is authenticated by or on behalf of the Principal Paying Agent.


By:
         Authorised Signatory


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTORS HAVE BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940.]



On the back:

                              Terms and Conditions

                                Details of Agents

                                   SCHEDULE 3

                                     PART II

                        FORM OF ORIGINAL GLOBAL BOND 2020

                                                                         ISIN:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 guaranteed as to principal and interest by

                              NORTHERN ELECTRIC plc

    (Incorporated with limited liability in England and Wales - No. 2366942)


                        TEMPORARY GLOBAL BOND CERTIFICATE

The Bonds in respect of which this temporary Global Bond Certificate is issued are in bearer form and comprise the series of Bonds designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc (the "Guarantor") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed). The Bonds are subject to, and have the benefit of, the Trust Deed including the Terms and Conditions set out on the reverse hereof.

The Issuer for value received hereby promises to pay to the bearer of this Certificate the principal amount of (pound)100,000,000 (or such lesser or greater amount as is duly endorsed in the third column of Schedule A to this Certificate) on 16th October, 2005 or on such earlier date as such principal amount may become payable in accordance with the Trust Deed together with interest thereon and any other moneys payable in respect of the Bonds in accordance with the Trust Deed.

The Bonds are guaranteed as to principal and interest by the Guarantor on the terms of the Trust Deed.

This temporary Global Bond Certificate is exchangeable for individual Certificates representing Bonds in bearer form with Coupons attached. The Issuer hereby irrevocably undertakes to deliver individual Certificates representing Bonds in exchange for this temporary Global Bond Certificate on and after 26th November, 1995 (the "Exchange Date").

On or after the Exchange Date this temporary Global Bond Certificate may be exchanged in whole or in part for individual Certificates representing Bonds in an aggregate principal amount not exceeding the principal amount of this temporary Global Bond Certificate by the submission of this temporary Global Bond Certificate to the Principal Paying Agent together with a Certificate from Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office as operator of the Euroclear System ("Euroclear") substantially to the following effect:

                         CERTIFICATE OF CLEARING SYSTEM

                          NORTHERN ELECTRIC FINANCE plc

   (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 (the "Bonds")

       Common Code:                                                  ISIN:



This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission, from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially in the form set out in the temporary Global Bond Certificate representing Bonds (the form of which is set out in Part II of Schedule 3 to the Master Trust Deed constituting the Bonds), as of the date hereof [ ] principal amount of the Bonds
(i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(l)(v) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and, in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in (iii) above (whether or not also described in (i) or (ii) above) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Bonds represented by the temporary Global Bond Certificate excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisation with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.


Dated:          *

                                Yours faithfully,

                          [Cedel Bank, societe anonyme]
                                       or

                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                Brussels office,
                      as operator of the Euroclear System]

                              By:


*      To be dated no earlier than the Exchange Date.


Any person appearing in the records maintained by Cedel or Euroclear as entitled to any interest in Bonds represented by this temporary Global Bond Certificate shall be entitled to require the exchange of this temporary Global Bond Certificate for (an) individual Certificate(s) representing such Bonds in bearer form by delivering or causing to be delivered to Cedel or Euroclear a certificate in substantially the following form (copies of which certificate will be available at the office of Cedel in Luxembourg and Euroclear in Brussels and at the specified office of each of the Paying Agents):

                   "CERTIFICATE OF CLEARING SYSTEM PARTICIPANT

                          NORTHERN ELECTRIC FINANCE plc

   (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 (the "Bonds")

                  Common Code:                                         ISIN:



To: [Cedel Bank, societe anonyme] [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System]

This is to certify that, as of the date hereof, and except as set forth below, the Bonds held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and, in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition, if an owner of Bonds is a United States or foreign financial institution described in (iii) above (whether or not also described in (i) or (ii) above), this is to certify further that such financial institution has not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to that date on which you intend to submit your certificate relating to the Bonds held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

This certificate excepts and does not relate to [ ] principal amount of the Bonds in respect of which we are not able to certify and as to which we understand exchange and delivery of individual Certificates representing Bonds (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceeding.


Dated:                              *



By:
         [Name of person giving certificate] as, or as
         agent for, the beneficial owner(s) of the
         Bonds in respect of which this certificate is issued.

*        To be dated no earlier than the fifteenth day prior to the Exchange
         Date."

Until the exchange of this temporary Global Bond Certificate for individual Certificates representing Bonds pursuant to the foregoing provisions, no person as aforesaid shall (except as stated herein) be entitled to receive any payment by way of principal or interest in respect of the Bonds represented by this temporary Global Bond Certificate (unless, upon due presentation of this temporary Global Bond Certificate for exchange, delivery of any individual

Certificate representing Bonds shall be improperly withheld or refused) or to receive (an) individual Certificate(s) representing Bonds which he would otherwise be entitled to receive.

Upon any exchange of this temporary Global Bond Certificate for individual Certificates representing Bonds the portion of the principal amount represented by this temporary Global Bond Certificate in respect of which such exchange shall be effected shall be endorsed by the Principal Paying Agent on the Schedule of exchanges for individual Certificates hereon, whereupon the principal amount represented by this temporary Global Bond Certificate shall be reduced for all purposes by the amount of such portion.

Subject to the second preceding paragraph, no provisions of this temporary Global Bond Certificate shall alter or impair the obligation of the Issuer to pay the principal and interest in respect of the Bonds when due in accordance with the Trust Deed or the obligations of the Guarantor under the Trust Deed.

This temporary Global Bond Certificate is governed by and shall be construed in accordance with English law.

This temporary Global Bond Certificate shall not be valid or become obligatory for any purpose until signed on behalf of the Issuer and the Guarantor and authenticated by or on behalf of the Principal Paying Agent.

Dated:



In witness whereof the Issuer and the Guarantor have caused this temporary Global Bond Certificate to be signed in facsimile on their respective behalves.

Northern Electric Finance plc                     Northern Electric plc

By:                                               By:
         Director                                           Director


By:                                               By:
         Director                                           Director


Certificate of Authentication

This temporary Global Bond Certificate is authenticated by or on behalf of the Principal Paying Agent.

By:
         Authorised Signatory



ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTOR HAS BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940.]

                Schedule of exchanges for individual Certificates


The principal amount of the Bonds represented by this temporary Global Bond Certificate has been reduced as a result of the issue of individual Certificates representing Bonds in respect of a portion of such principal amount in exchange as follows:

          Amount of decrease     Principal amount of
          in principal amount    Bonds represented by
          of Bond represented    Global Bond              Notation made by or
Date of   by Global Bond         Certificate following    on behalf of Principal
exchange  Certificate            such decrease            Paying Agent

                            Schedule of interest paid


Date of payment             Amount of interest                  Notation made

                                   SCHEDULE 3

                                    PART III

                          FORM OF ORIGINAL COUPON 2020

On the front:
         ISIN:                      Serial No:                      Coupon No:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 guaranteed as to principal and interest on a joint and several basis by

                              NORTHERN ELECTRIC plc
    (Incorporated with limited liability in England and Wales - No. 2366942)

                                       and

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED
    (Incorporated with limited liability in England and Wales - No. 2906593)

Coupon for [         ]due on      199[6/7/8/9/2000/1/2/3/4/5/6/7/8/9/10/1l/
12/13/14/15/16/17/18/19/20].


This Coupon relates to interest payable on (pound)[1,000/l0,000/l00,000] [(One/Ten/One Hundred Thousand)] principal amount of the Bonds designated as specified in the title (the "Bonds") of Northern Electric Finance plc (the "Issuer") constituted by a Master Trust Deed dated 16th October, 1995 between the Issuer, Northern Electric plc ("NE" and, together with Northern Electric Distribution Limited, the "Guarantors") and The Law Debenture Trust Corporation p.l.c. as the Trustee (the "Trust Deed", which expression includes all deeds supplemental to such Trust Deed).

This Coupon is payable to bearer (subject to the Trust Deed, including the Conditions endorsed on the Certificate representing the Bonds to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Certificate) at the specified offices of the Paying Agents set out on the reverse hereof (or any further or other Paying Agents or specified offices duly appointed or nominated from time to time and notified to the Bondholders).

Such interest is guaranteed by the Guarantors.

This Coupon is negotiable separately from the Bonds to which this Coupon relates.

This Coupon shall not be valid or become obligatory for any purpose until signed on behalf of the Company and authenticated by or on behalf of the Principal Paying Agent.

Dated:

In witness whereof the Company and NE have caused this Coupon to be signed in facsimile on their respective behalves.



Northern Electric Finance plc                    Northern Electric plc


By:                                              By:
         Director                                            Director


By:                                              By:
         Director                                            Director



Certificate of Authentication

This Coupon is authenticated by or on behalf of the Principal Paying Agent


By:
         Authorised Signatory


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTORS HAVE BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940.]



On the back:

                            Details of Paying Agents

                                   SCHEDULE 3

                                     PART IV

                           FORM OF ORIGINAL TALON 2020



On the front:

                          NORTHERN ELECTRIC FINANCE plc
    (Incorporated with limited liability in England and Wales - No. 3070482)

          (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 guaranteed as to principal and interest on a joint and several basis by

                              NORTHERN ELECTRIC plc
    (Incorporated with limited liability in England and Wales - No. 2366942)

                                       and

                     NORTHERN ELECTRIC DISTRIBUTION LIMITED
    (Incorporated with limited liability in England and Wales - No. 2906593)

    Talon relating to(pound)[1,000/10,000/100,000] principal amount of Bonds


On and after ____________, 200_ further Coupons will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Bondholders) upon production and surrender of this Talon.

If the Bond to which this Talon appertains shall become due and payable or shall have been redeemed or cancelled before the date for presentation of this Talon, this Talon shall be void and no further Coupons will be issued in respect thereof.

This Talon shall not be valid or become obligatory for any purpose until signed on behalf of the Company and the Guarantors and authenticated by or on behalf of the Principal Paying Agent.

Dated:


In witness whereof the Company and NE have caused this Talon to be signed in facsimile on their respective behalves.

Northern Electric Finance plc                      Northern Electric plc

By:                                                By:
         Director                                             Director


By:                                                By:
         Director                                             Director



Certificate of Authentication

This Talon is authenticated by or on behalf of the Principal Paying Agent



By:
         Authorised Signatory




ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(A) OF THE UNITED STATES INTERNAL REVENUE CODE.

[NEITHER THE ISSUER NOR THE GUARANTORS HAVE BEEN OR WILL BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940.]


On the back:

                            Details of Paying Agents

                                   SCHEDULE 4

                        TERMS AND CONDITIONS OF THE BONDS

The (pound)100,000,000 8.875 per cent. Guaranteed Bonds due 2020 (the "Bonds", which expression shall in these Terms and Conditions, unless the context otherwise requires, include any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds) of Northern Electric Finance plc (the "Issuer") are constituted by a master trust deed dated 16th October, 1995 made between the Issuer, Northern Electric plc ("NE") and The Law Debenture Trust Corporation plc (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed (as defined below)) as trustee for the holders of the Bonds (the "Bondholders") as modified and restated by a first supplemental trust deed dated 27th September, 2001 made between the Issuer, NE, Northern Electric Distribution Limited ("NEDL" and, together with NE, the "Guarantors" and each a "Guarantor") and the Trustee (together, the "Trust Deed", which expression shall wherever the context so admits include any other deed supplemental thereto). The issue of the Bonds was authorised by a resolution of the board of directors of the Issuer passed on 9th October, 1995. The giving of the guarantee by NE was authorised by a written resolution of the board of directors of NE passed on 14th September, 1995 appointing a committee of the board for the purposes of the giving of the guarantee and by a resolution of such duly appointed committee of the board of directors of NE passed on 9th October, 1995. The giving of the guarantee by NEDL was authorised by a written resolution of the board of directors of NEDL passed on 26th September, 2001. The Bonds are listed on the London Stock Exchange plc (the "London Stock Exchange"). The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed. Copies of the Trust Deed and of an agency agreement dated 16th October, 1995 (the "Agency Agreement") made between the Issuer, NE, Barclays Bank PLC, as principal paying agent (the "Principal Paying Agent", which expression shall include any successor), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression shall include any additional or successor paying agents) and the Trustee are available for inspection during normal business hours by the Bondholders and the holders of the interest coupons appertaining to the Bonds (respectively, the "Couponholders" and the "Coupons") at the registered office for the time being of the Trustee, being at Fifth Floor, 100 Wood Street, London EC2V 7EX and at the specified office of each of the Paying Agents. The Bondholders and the Couponholders are entitled to the benefit of, and are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Agency Agreement.

1.       Form, Denominations and Title

         The Bonds are in bearer form, serially numbered, in the denominations of (pound)1,000, (pound)10,000and (pound)100,000 each with Coupons and one Talon for further Coupons (a "Talon") attached on issue. Title to the Bonds and to the Coupons will pass by delivery. Bonds of one denomination may not be exchanged for Bonds of another denomination.

         The Issuer, each Guarantor, any Paying Agent and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond and the holder of any Coupon as the absolute owner thereof for all purposes (whether or not the Bond or Coupon shall be overdue and notwithstanding any notice of ownership or writing on the Bond or Coupon or any notice of previous loss or theft of the Bond or Coupon).

2.       Status and Guarantee

         The Bonds and the Coupons are direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of the Issuer and, subject as aforesaid, rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated obligations of the Issuer, present and future, but, in the event of insolvency of the Issuer, only to the extent permitted by applicable laws relating to creditors' rights.

         The Guarantors have, in the Trust Deed, unconditionally and irrevocably guaranteed on a joint and several basis the due and punctual payment of the principal of and interest on the Bonds as and when the same shall become due and payable together with any additional amounts payable pursuant to Condition 8 and all other moneys payable under the Trust Deed. The obligations of each Guarantor under the terms of its guarantee constitute direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of such Guarantor and such obligations rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the relevant Guarantor, present and future, but, in the event of insolvency of the relevant Guarantor, only to the extent permitted by applicable laws relating to creditors' rights.

3.       Negative Pledge

         So long as any of the Bonds remains outstanding (as defined in the Trust Deed) each of the Issuer and each Guarantor will ensure that no Relevant Indebtedness of the Issuer, either Guarantor or any Distribution Subsidiary (as defined below) or of any other person and no guarantee by the Issuer, either Guarantor or any Distribution Subsidiary of any Relevant Indebtedness of any other person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer, either Guarantor or any Distribution Subsidiary unless the Issuer or the relevant Guarantor, as the case may be, shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

         (a) all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, the obligations of the relevant Guarantor under its guarantee referred to in Condition 2 are secured to the satisfaction of the Trustee equally and rateably with the Relevant Indebtedness or guarantee of Relevant Indebtedness, as the case may be, by such Security Interest; or

         (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, in respect of the obligations of the relevant Guarantor under its guarantee referred to in Condition 2 either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders, save that the Issuer, either Guarantor or any Distribution Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by the Issuer, either Guarantor or any Distribution Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect in respect of the Bonds, the Coupons and the Trust Deed or, as the case may be, the obligations of the relevant Guarantor under the said guarantee as aforesaid) where such Relevant Indebtedness has an initial maturity falling not earlier than 31st December, 2005 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)20,000,000 and 20 per cent. of the Consolidated Tangible Net Worth (as defined below).

         For the purposes of these Terms and Conditions:

         (a) "Consolidated Tangible Net Worth" at any particular time the aggregate of the amount paid up on NE's issued share capital and the consolidated distributable and non-distributable reserves of the Group (as shown in the most recently published audited consolidated financial statements of the Group), after:

                  (i) deducting the total of any debit balance on the profit and loss account and the book value of any intangible assets including but not limited to goodwill; and

                  (ii) excluding any minority interests in Subsidiary Undertakings;

                  but adjusted as may be necessary in respect of any variation in the paid-up share capital or share premium account of the Group since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group.

                  A report by the Auditors (as defined in the Trust Deed) as to the amount of the Consolidated Tangible Net Worth at any given time shall, in the absence of manifest error, be conclusive and binding on all parties.

         (b) "Distribution Licence" means either the distribution licence granted to NEDL under section 6(l)(c) of the Electricity Act 1989 as amended by section 30 of the Utilities Act 2000 or the public electricity supply licence of NE having effect as if it were a distribution licence granted to NEDL under section 6(1)(c) of the Electricity Act 1989 as amended by section 30 of the Utilities Act 2000, as appropriate.

                                       92
         (c) "Distribution Subsidiary" means any Subsidiary of NE which holds a Distribution Licence granted under Section 6(1)(c) of the Electricity Act 1989 as amended by the Utilities Act 2000;

         (d) "Excluded Subsidiary" means any Subsidiary of the Issuer or either Guarantor (other than a Distribution Subsidiary):

                  (i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

                  (ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of an asset is subject to any recourse whatsoever to any member of the Group (other than another Excluded Subsidiary) in respect of the repayment thereof; and

                  (iii) which has been designated as such by the Issuer or either Guarantor by written notice to the Trustee, provided that the Issuer or either Guarantor, as the case may be, may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary, whereupon it shall cease to be an Excluded Subsidiary;

         (e) "Group" means NE, NEDL, the Issuer and the Subsidiary Undertakings of NE;

         (f) "Project Finance Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) to finance a project:

                  (i) which is incurred by an Excluded Subsidiary; or

                  (ii) in respect of which recourse to any member of the Group for the repayment or payment of any sum relating to such indebtedness is limited to:

                           (1) the assets of a single purpose company (other than a Distribution Subsidiary) the principal assets and business of which are constituted by such project and which was established for the purpose of incurring such indebtedness; or

                           (2) the assets of the project and the rights, revenues and insurance proceeds derived therefrom or related thereto,

                  with no recourse to any other assets of the Group (other than those of an Excluded Subsidiary);

         (g) "Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market, but shall not in any event include Project Finance Indebtedness;

         (h) "Subsidiary" means a subsidiary within the meaning of Section 736 of the Companies Act 1985;

         (i)      "Subsidiary Undertaking" shall have the meaning given to it by
                  Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of NE, nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would its accounts have been so included or consolidated if it had become so on or before that date); and

         (j) any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.

4.       Interest

         The Bonds bear interest from (and including) 16th October, 1995 at the rate of 8.875 per cent. per annum, payable annually in arrear on 16th October in each year (each an "Interest Payment Date").

         Each Bond will cease to bear interest from its due date for redemption unless, upon due presentation, payment of the principal in respect of the Bond is improperly withheld or refused or unless default is otherwise made in respect of such payment, in which event interest shall continue to accrue as provided in the Trust Deed.

         When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.       Payments and exchange of Talons

         Payments of principal in respect of each Bond will only be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Bond at the specified office of any of the Paying Agents. Payments of interest due on the Bonds on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupons at the specified office of any of the Paying Agents. Each such payment will be made at the specified office of any Paying Agent, at the option of the holder, by sterling cheque drawn on a branch of, or by transfer to a sterling account maintained by the payee with, a bank in the City of London, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 8.

         Each Bond must be presented for payment together with all unmatured Coupons appertaining thereto failing which the full amount of any missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupons which the amount so paid bears to the total amount due) appertaining thereto will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of such missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 8) in respect of the relevant Bond (whether or not such Coupon would otherwise have become void pursuant to Condition 9), or, if later, five years after the date on which such Coupon would have become due, but not thereafter.

         A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

         "Presentation Date" means a day which (subject to Condition 9):

         (a) is or falls after the relevant due date but, if the due date is not or was not a Business Day in the City of London, is or falls after the next following such Business Day; and

         (b) is a Business Day in the place of the specified office of the Paying Agent at which the Bond or Coupon is presented for payment and, in the case of payment by transfer to a sterling account in the City of London as referred to above, in the City of London.

         "Business Day" means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in that place.

         When making payments to Bondholders or Couponholders, fractions of one penny will be rounded down to the nearest whole penny.

         On and after the Interest Payment Date on which the final Coupon comprised in any Coupon sheet relating to a Bond matures, the Talon comprised in the Coupon Sheet relating to a Bond may be surrendered at the specified office of any Paying Agent in exchange for a further Coupon sheet (including any appropriate further Talon), subject to the provisions of Condition 9. Each Talon shall, for the purposes of these Terms and Conditions, be deemed to mature on the Interest Payment Date on which the final Coupon comprised in the relative Coupon sheet relating to the relevant Bond matures.

         The names of the initial Paying Agents and their initial specified offices are set out at the end of these Terms and Conditions. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain at least two Paying Agents having specified offices in separate European cities previously approved in writing by the Trustee, one of which, so long as the Bonds are listed on the London Stock Exchange, shall be London or such other place as the London Stock Exchange may approve and one of which shall be outside the United Kingdom. Notice of any such termination or appointment and of any changes in the specified offices of the Paying Agents will be given to the Bondholders promptly by the Issuer in accordance with Condition 14.

6.       Redemption and Purchase

         (A) Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Bonds at their principal amount on 16th October, 2020.

         (B) The Issuer may, at any time, having given notice to the Bondholders in accordance with this Condition 6(B) (which notice shall be irrevocable), redeem the Bonds in whole or in part (but if in part, in integral multiples of (pound)l,000,000 in principal amount thereof), at the price which shall be the higher of the following, together with interest accrued up to the date of redemption:

                (i)     their principal amount; and

                (ii) that price (the "Redemption Price"), expressed as a percentage rounded to three decimal places (0.0005 being rounded down), at which the Gross Redemption Yield on the Bonds, if they were to be purchased at such price on the third dealing day prior to the publication of the notice of redemption (or, in the case of a partial redemption, the first notice of redemption referred to below), would be equal to the Gross Redemption Yield on such dealing day of the 8 3/4 per cent. Treasury Stock 2017 or of such other United Kingdom Government Stock as the Trustee, with the advice  of  three  leading  brokers  operating  in  the
                        gilt-edged market and/or gilt-edged market makers, shall determine to be appropriate (the "Reference Stock") on the basis of the middle market price of the Reference Stock prevailing on such dealing day, as determined by Barclays Bank PLC (or such other person(s) as the Trustee may approve).

         The Gross Redemption Yield on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105,
Part 1, 1978, page 18 or on such other basis as the Trustee may previously approve in writing.

         In the case of a redemption of all of the Bonds pursuant to this Condition 6(B), notice will be given to the Bondholders by the Issuer in accordance with Condition 14 once not less than 30 nor more than 60 days before the date fixed for redemption and will specify the date fixed for redemption and the redemption price.

         In the case of a partial redemption of Bonds, Bonds to be redeemed will be selected individually by lot in such place as the Trustee may previously approve in writing and in such manner as the Trustee shall deem to be appropriate and fair without involving any part of a Bond, not more than 65 days before the date fixed for redemption. In the case of a partial redemption of the Bonds pursuant to this Condition 6(B), notice will be so given to the Bondholders by the Issuer in accordance with Condition 14 twice, first not less than 80 nor more than 95 days, and secondly not less than 30 nor more than 60 days, before the date fixed for redemption. Each notice will specify the date fixed for redemption and the redemption price, the aggregate principal amount of the Bonds to be redeemed, the serial numbers of Bonds previously called (in whole or in part) for redemption and not presented for payment and the aggregate principal amount of Bonds which will be outstanding after the partial redemption. In addition the second such notice will specify the serial numbers of the Bonds called for redemption.

         Upon the expiry of any such notice as is referred to in this Condition 6(B), the Issuer shall be bound to redeem the Bonds to which the notice refers at the relevant redemption price at the date of such redemption together with interest accrued to but excluding such date.

         (C) If as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 10th October, 1995, the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 8 (and such amendment or change has been evidenced by the delivery by the Issuer to the Trustee (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of (i) a certificate signed by two directors of the Issuer on behalf of the Issuer stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Issuer taking reasonable measures available to it and (ii) an opinion in a form satisfactory to the Trustee of independent legal advisers of recognised standing to whom the Trustee shall have no reasonable objection to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective)), the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Bondholders in accordance with Condition 14 (which notice shall be irrevocable), redeem all the Bonds (other than Bonds in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 6(B) prior to any notice being given under this Condition 6(C)) but not some only, at their principal amount together with interest (if any) accrued to (but excluding) the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer would be required to pay such additional amounts were a payment in respect of the Bonds then due.

         Upon expiry of any such notice as is referred to in this Condition 6(C) (and subject as provided above), the Issuer shall be bound to redeem all the Bonds at their principal amount together with interest accrued to (but excluding) the redemption date.

         (D) The Issuer, either Guarantor or any of their respective Subsidiaries may at any time purchase Bonds together with unmatured Coupons and

Talons in any manner and at any price in the open market or by private treaty. If purchases are made by tender, tenders must be available to all Bondholders alike. Bonds purchased by the Issuer, either Guarantor or any of their respective Subsidiaries may be held or reissued or resold or surrendered for cancellation.

         (E) All Bonds which are redeemed will forthwith be cancelled (together with all relative unmatured Coupons and Talons attached to or surrendered with the Bonds) and may not be reissued or resold.

         (F) While any Bonds are held by the Issuer, either Guarantor or any of their respective Subsidiaries, such Bonds shall not entitle the holder to vote at, or to be counted in the quorum for, any meeting of Bondholders and, for the purposes of the provisions of the Trust Deed concerning meetings of Bondholders, will not be regarded as being in issue.

7.       Redemption at the Option of Bondholders

         (A)      For the purposes of these Terms and Conditions:

                  (i) "independent financial adviser" means a financial adviser appointed by NEDL and previously approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed) or, if NEDL shall not have appointed such an adviser within 21 days of becoming aware of the occurrence of a Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with NEDL;

                  (ii) "Investment Grade Rating" means a rating of at least investment grade BBB- in the case of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc. and Baa3 in the case of Moody's Investors Services Limited or their respective equivalents for the time being;

                  (iii) "Negative Certification" means a certificate given in writing to the Trustee by an independent financial adviser that a Restructuring Event will be or is, in its opinion, materially prejudicial to the interests of the Bondholders;

                  (iv) A "Negative Rating Event" shall be deemed to have occurred if (X) NEDL does not, either prior to or not later than 14 days after the date of a Negative Certification in respect of the relevant
                           Restructuring Event,   seek,   and  thereupon   use
                           all   reasonable endeavours  to  obtain,  a rating
                           of the  Bonds or any other unsecured and
                           unsubordinated debt of NEDL (or of any Subsidiary of NEDL (including, without limitation, the Issuer) and which is guaranteed on an unsecured and
                           unsubordinated   basis  by  NEDL)   having  an
                           initial maturity of five years or more from a Rating Agency or (Y) if NEDL does so seek and use such endeavours but it is unable, as a result of such Restructuring Event, to obtain the Investment Grade Rating (and, in this definition, "seek" shall include procuring the relevant Subsidiary to seek);

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                  (v)      A "Put Event" occurs on the date of the last to occur
                           of all of the following (aa) a Restructuring Event,
                           (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification;

                  (vi) "Rating Agency" means Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies Inc. or any of its subsidiaries and their successors or Moody's Investors Service Limited or any of its subsidiaries and their successors or any rating agency substituted for either of them (or any permitted substitute of them) by NEDL from time to time with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed);

                  (vii) Following a Restructuring Event, a "Rating Downgrade" shall be deemed to have occurred in respect of that Restructuring Event if the then current rating assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of NEDL or by its own volition) is withdrawn or reduced from the Investment Grade Rating or, if the Rating Agency shall then have already rated the Rated Securities below the Investment Grade Rating, the rating is lowered one full rating category;

                  (viii) "Rated Securities" means the Bonds, if at any time and for so long as they shall have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of NEDL (or of any Subsidiary of NEDL (including, without limitation, the Issuer) and which is guaranteed on an unsecured and unsubordinated basis by NEDL) having an initial maturity of five years or more which is rated by a Rating Agency;

                  (ix) "Restructuring Event" means the occurrence of any one or more of the following events:

                          (A) (aa) The Gas and Electricity Markets Authority which expression shall in these Terms and Conditions include any other competent authority) (or any successor) giving the Issuer written notice of revocation of the Distribution Licence (bb) NEDL agreeing in writing with the Secretary of State for Trade and Industry (or any successor) to any revocation or surrender of the Distribution Licence or
                                    (cc) any legislation  (whether primary
                                    or subordinate) being enacted terminating or revoking the Distribution Licence, except in any such case in circumstances where a licence or licences on substantially no less favourable terms is or are granted to NEDL or a wholly-owned Subsidiary of NEDL (the "Relevant Subsidiary") and in the case of such Relevant Subsidiary at the time of such grant it either executes in favour of the

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                                    Trustee an unconditional  and irrevocable
                                    guarantee in respect of the Bonds in such form as the Trustee may previously approve in writing (such approval not to be unreasonably withheld or delayed) or becomes the principal debtor under the Bonds in accordance with Condition 12; or

                          (B) any modification (other than a modification which is of a formal, minor or technical nature) being made to the terms and conditions of the Distribution Licence on or after the Effective Date (as defined in the First Supplemental Trust Deed) unless the modified terms and conditions are certified by two directors of NEDL to be not materially less favourable to the business of NEDL; or

                          (C) any legislation (whether primary or subordinate) is enacted which removes, qualifies or amends (other than an amendment which is of a formal, minor or technical nature) the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Gas and Electricity Markets Authority (or any successor) under
                                    Section 3Aof the  Electricity  Act 1989 (as
                                    amended) as in force on the Effective Date,
                                    unless two directors of NEDL  certify  that
                                    such  removal,   qualification  or amendment
                                    does not have a materially adverse effect on the financial condition of NEDL.

                  (x)     "Restructuring Period" means:

                          (A) if at the time a Restructuring Event occurs there are Rated Securities, the period of 90 days starting from and including the day on which that Restructuring Event occurs; or

                          (B) if at the time a Restructuring Event occurs there are no Rated Securities, the period starting from and including the day on which that Restructuring Event occurs and ending on the day 90 days following the later of
                                    (aa) the date on which NEDL shall seek to obtain a rating pursuant to Condition 7(A)(iv) prior to the expiry of the 14 days referred to in the definition of Negative Rating Event and (bb) the date on which a Negative Certification shall have been given to NEDL in respect of that Restructuring Event; and

                  (xi) A Rating Downgrade or a Negative Rating Event or a non-Investment Grade Rating shall be deemed not to have occurred as a result or in respect of a
                          Restructuring Event  if  the  Rating   Agency   making
                          the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment made as provided in Condition 7 does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstances comprised in

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                          or arising as a result of the  applicable
                          Restructuring Event.

         The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and until it shall have actual knowledge or express notice in accordance with the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or other such event has occurred.

         (B) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and prior to the commencement of or during the Restructuring Period an independent financial adviser shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the following provisions of this Condition 7 shall cease to have any further effect in relation to such Restructuring Event.

         (C) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and (subject to Condition 7(B)):

                (X)     within the Restructuring Period, either:

                        (i) if at the time such Restructuring Event occurs there are Rated Securities a Rating Downgrade in respect of such Restructuring Event also occurs; or

                        (ii)     if at such time there are no Rated
                                 Securities, a Negative Rating Event also occurs; and

                (Y) an independent financial adviser shall have given a Negative Certification,

then, unless at any time the Issuer shall have given a notice in respect of his Bond under Condition 6(B) or under Condition 6(C), in each case expiring prior to the Put Date (as defined below) each Bondholder shall have the option (the "Put Option") to require the Issuer or, failing the Issuer, either Guarantor, to redeem or, at the option of the Issuer or the relevant Guarantor, as applicable, purchase (or procure the purchase of) that Bond on the Put Date at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

         A Restructuring Event shall be deemed not to be materially prejudicial to the interests of the Bondholders if, notwithstanding the occurrence of the Rating Downgrade, the rating assigned to the Rated Securities by any Rating Agency (as defined below) is subsequently increased to the Investment Grade Rating prior to any Negative Certification being given.

         Any certification by an independent financial adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event will be or is materially prejudicial to the interests of the Bondholders shall, in the absence

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of manifest error, be conclusive and binding on the Trustee, the Issuer, the
Guarantors, the Bondholders and the Couponholders.

         (D) Promptly upon the Issuer or either Guarantor becoming aware that a Put Event has occurred, and in any event not later than 14 days after the occurrence of a Put Event, the Issuer or the relevant Guarantor shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 14 specifying the nature of the Put Event, and the procedure for exercising the Put Option.

         (E) To exercise the Put Option in respect of his Bond the Bondholder must deliver such Bond to the specified office of any Paying Agent, on a day which is a Business Day (as defined in Condition 5) in the City of London and in the place of such specified office falling within the period (the "Put Period") commencing on the date the Put Event Notice is given and expiring 45 days thereafter accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a "Put Notice") and in which the Bondholder may specify a bank account complying with the requirements of Condition 5 to which payment is to be made under this Condition 7. Each Bond must be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being, the fifteenth day after the date of expiry of the Put Period failing which the full amount of any such missing Coupon will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner provided in Condition 5 against presentation and surrender (or, in the case of part payment only, endorsement) of such missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 8) in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 9) or, if later, five years after the date on which such Coupon would have become due, but not thereafter. The Paying Agent to which such Bond and Put Notice are delivered shall issue to the Bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly specifies a bank account in the Put Notice to which payment is to be made, on the Put Date, by transfer to that bank account and, in every other case, on or after the Put Date, but in each case against presentation and surrender (or, as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 5. A Put Notice, once given, shall be irrevocable. For the purposes of Conditions 1, 9, 10, 11, 13, and 15 and for certain other purposes specified in the Trust Deed, receipts issued pursuant to this Condition 7 shall be treated as if they were Bonds. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date, unless such Bond has been previously redeemed or purchased in accordance with these Terms and Conditions.

8.       Taxation

         All payments in respect of the Bonds and the Coupons by the Issuer or, as the case may be, either Guarantor shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or

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levied by or on behalf of the United Kingdom, or any political sub-division of, or any authority in, or of the United Kingdom having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Issuer or, as the case may be, the Guarantors will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be, the Coupons in the absence of the withholding or deduction except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

         (a) to, or to a third party on behalf of, a holder who is liable to the Taxes in respect of the Bond or Coupon by reason of his having some connection with the United Kingdom other than the mere holding of the Bond or Coupon; or

         (b)      presented for payment in the United Kingdom; or

         (c) presented for payment more than 30 days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 days; or

         (d) to, or to a third party on behalf of, a holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

         As used herein, "Relevant Date" means the date on which the payment first becomes due but, if the amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Issuer in accordance with Condition 14.

         Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition 8 or under any undertakings given in addition to, or in substitution for, this Condition 8 pursuant to the Trust Deed.

9.       Prescription

         Bonds and Coupons (which for this purpose shall not include Talons) will become void unless presented for payment within periods of 10 years and five years respectively from the Relevant Date in respect of the Bonds or, as the case may be, the Coupons, subject to the provisions of Condition 5. There shall not be included in any Coupon sheet issued upon exchange of a Talon any Coupon which would be void upon issue under this Condition or Condition 5.

10.      Events of Default

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

         The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall, (but in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (d), (e), (f), (g), (h) and (i) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders and subject in each case to the Trustee being indemnified by, or on behalf of, Bondholders to its satisfaction), give notice to the Issuer and the Guarantors that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

         (a) if default is made for a period of 7 days or more in the payment of any principal or the purchase price due in respect of any Bond pursuant to Condition 7 or 14 days or more in the payment of any interest due in respect of the Bonds or any of them; or

         (b) if the Issuer or NEDL fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Bonds or the Trust Deed and (except where the Trustee shall have certified to the Issuer in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 30 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee on the Issuer or NEDL, as the case may be, of notice requiring the same to be remedied; or

         (c) if (i) any other indebtedness for borrowed money of the Issuer, NEDL or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period (as originally provided) or (iii) the Issuer, NEDL or any Principal Subsidiary falls to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or (iv) any security given by the Issuer, NIEDL or any Principal Subsidiary for any
                  indebtedness for borrowed money of any person or any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of(pound)20,000,000 or its
                  equivalent  in  other   currencies  (as  determined  by  the

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

                  Trustee) or two per cent. of the Consolidated Tangible Net Worth, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness; or

         (d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer or NEDL, save for the purposes of amalgamation, merger, consolidation. reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (e) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of a Principal Subsidiary, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of such Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to NIEDL or any of its other Subsidiaries or (ii) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (f) if the Issuer, NEDL or any Principal Subsidiary shall cease to carry on the whole or substantially the whole of its business, save in each case for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of the Issuer, NEDL or such Principal Subsidiary and under which all or substantially all of its assets are transferred to NEDL or any of its other Subsidiaries or (ii) under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by the Issuer, NEDL or a Principal Subsidiary on an arm's length basis or (iii) where the transferee is or immediately upon such transfer becomes a Principal Subsidiary or (iv) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders, provided that if NEDL shall transfer the Distribution Licence it shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and none of exceptions (i) to (iii) shall apply) unless the transferee assumes all the Issuer's obligations under the Bonds and the Trust Deed as primary obligor or gives a guarantee in substitution for NEDE in form and substance acceptable to the Trustee in respect of the obligations of the Issuer under the Bonds and the Trust Deed; or

         (g) if the Issuer, NEDL or any Principal Subsidiary shall suspend or shall threaten to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable or shall admit in writing its inability, to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors under Section 1 of the Insolvency Act 1986; or

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

         (h) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer, NEDL or any Principal Subsidiary or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 60 days (or such longer period as the Trustee may in its absolute discretion permit); or

         (i) if the Issuer ceases to be a wholly-owned Subsidiary of NEDL or if NEDL ceases to have the right to appoint or remove a majority of the board of directors of the Issuer.

         For the purposes of sub-paragraph (g) above, Section 123(l)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Gas and Electricity Markets Authority may from time to time determine by notice in writing to NEDL.

         Neither the Issuer, NEDL nor any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph (g) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Issuer, NEDL or the relevant Principal Subsidiary, as the case may be, with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under the first paragraph of this Condition 10.

For the purposes of these Terms and Conditions:

         (a) a "Principal Subsidiary" at any time shall mean a Subsidiary of the Issuer or NEDL (not being any Subsidiary of the Issuer or NEDL whose only indebtedness for borrowed money is Project Finance Indebtedness):

                  (A) whose (i) net profits before tax or (ii) gross assets represent 15 per cent. or more of the consolidated net profits before tax of NEDL and its Subsidiaries (the "NEDL Group") or consolidated gross assets of the NEDL Group respectively in each case as calculated by reference to the then latest audited financial statements of such Subsidiary (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) and the then latest audited consolidated financial statements of the NEDL Group; or

                  (B) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Issuer or NEDL which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall immediately become a Principal Subsidiary under

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

                           the provisions of this sub-paragraph (B) (but without prejudice to the provisions of sub-paragraph (A) above);

                  all as more fully defined in the Trust Deed.

                  A report by the Auditors that in their opinion a Subsidiary of the Issuer or NEDL is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Guarantors, the Issuer, the Trustee, the Bondholders and the Couponholders; and

         (b) "indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance credit, or
                  (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

11.      Enforcement

         The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer or either Guarantor as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons but it shall not be bound to take any proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one- quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or either Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and such failure shall be continuing.

12.      Substitution

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantors to the substitution in place of the Issuer (or of any previous substitute under this Condition) as the principal debtor under the Bonds, the Coupons and the Trust Deed of NEDL or any Subsidiary or holding company (as defined in section 736 of the Companies Act
1985) of NEDL or any Subsidiary of such holding company, subject to (a) the Bonds continuing to be unconditionally and irrevocably guaranteed by the Guarantors (save where NE or, as the case may be, NEDL itself has been substituted for the Issuer (or any previous substitute) or where NEDL has transferred the Distribution Licence to the substituted party), (b) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (c) certain other conditions set out in the Trust Deed being complied with.

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

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantors to the substitution in place of NEDL (or of any previous substitute under this Condition) as guarantor of the obligations of the Issuer (or of any previous substitute under this Condition) guaranteed by NEDL under the Bonds, the Coupons and the Trust Deed of any Subsidiary or holding company (as defined in section 736 of the Companies Act 1985) of NEDL or any subsidiary of such holding company, subject to (a) the Distribution Licence having been previously transferred to the substituted party; (b) the Trustee bring satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution; and (c) certain other conditions set out in the Trust Deed being complied with.

13.      Replacement of Bonds and Coupons

         If any Bond or Coupon is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Paying Agent in London, upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence, indemnity and security as the Issuer may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

14.      Notices

         Notices to the Bondholders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Trustee may previously approve in writing. Any notice shall be deemed to have been given on the date of publication or, if so published more than once, on the date of the first publication. It is expected that publication will normally be made in the Financial Times. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may previously approve in writing.

         Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition 14.

15.      Meetings of Bondholders, Modification, Waiver and Authorisation

         (a) The Trust Deed contains provisions for convening meetings of the Bondholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of these Terms and Conditions or the provisions of the Trust Deed. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Bonds held or represented by him or them, except that at any meeting, the business of which includes the modification of certain of the provisions of these Terms and Conditions and certain of the provisions of the Trust Deed, the necessary quorum for passing an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Bondholders will be

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

binding on all Bondholders, whether or not they are present at the meeting or voted thereat, and on all Couponholders.

         (b) The Trustee may agree, without the consent of the Bondholders or Couponholders, to any modification (subject to certain exceptions) of, or to the waiver or authorisation of any breach or proposed breach of, any of these Terms and Conditions or any of the provisions of the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or to any modification which is of a formal, minor or technical nature or to correct a manifest error.

         (c) In connection with the exercise by it of any of its trusts, powers, authorities or discretions (including, without limitation, any modification, waiver, authorisation or substitution), the Trustee shall have regard to the interests of the Bondholders as a class and, in particular but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers, authorities or discretions for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, either Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition to, or in substitution for, Condition 8 pursuant to the Trust Deed.

         (d) Any modification, waiver or authorisation shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 14.

16.      Indemnification of the Trustee

         The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking action unless indemnified to its satisfaction.

17.      Further Issues

         The Issuer is at liberty from time to time without the consent of the Bondholders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of the issue. Any further bonds or notes which are to form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed shall, and any other further bonds or notes may (with the prior written consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

18.      Governing Law

         The Trust Deed, the Bonds and the Coupons are governed by, and will be construed in accordance with, English law.

                             PRINCIPAL PAYING AGENT


                                Barclays Bank PLC
                            BGSS Depositary Services
                                  8 Angel Court
                               Throgmorton Street
                                 London EC2R 7HT

                               OTHER PAYING AGENT

                     Banque Internationale a Luxembourg S.A.
                                 69 route d'Esch
                                L-1470 Luxembourg

                                   SCHEDULE 5

                     PROVISIONS FOR MEETINGS OF BONDHOLDERS

1.       The following expressions shall have the following meanings:

         "voting certificate" means a certificate in the English language issued by a Paying Agent and dated in which it is stated:

         (a) that on that date Bonds (not being Bonds in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment of such meeting) bearing specified serial numbers were deposited with such Paying Agent (or to its order at a bank or other depositary) and that such Bonds will not be released until the earlier of:

                  (i) the conclusion of the meeting specified in such certificate or any adjournment of it whichever is the later; and

                  (ii) the surrender of the certificate to the Paying Agent which issued it; and

         (b) that its bearer is entitled to attend and vote at such meeting or any adjournment of it in respect of the Bonds represented by such certificate;

         "block voting instruction" means a document in the English language issued by a Paying Agent and dated in which:

         (a) it is certified that Bonds (not being Bonds in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction or any adjournment of it) have been deposited with such Paying Agent (or to its order at a bank or other depositary) and that such Bonds will not be released until the earlier of:

                  (i) the conclusion of the meeting specified in such document or any adjournment of it whichever is the later; and

                  (ii) the surrender, not less than 48 hours before the time fixed for such meeting or adjournment, of the receipt for each such deposited Bond which is to be released to the Paying Agent which issued it and the notification of such surrender by such Paying Agent to the Company;

         (b) it is certified that each depositor of such Bonds or a duly authorised agent on his behalf has instructed such Paying Agent that the votes attributable to his Bonds so deposited should be cast in a particular way in relation to each resolution to be put to such meeting or any adjournment of it

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

                  and that all such instructions are, during the period of 48 hours before the time fixed for such meeting or adjourned meeting, neither revocable nor subject to amendment;

         (c) the total number and the serial numbers of the Bonds so deposited are listed, distinguishing with regard to each such resolution between those in respect of which instructions have been so given (i) to vote for, and (ii) to vote against, the resolution; and

         (d) any person named in such document (a "proxy") is authorised and instructed by such Paying Agent to vote in respect of the Bonds so listed in accordance with the instructions referred to in sub-paragraph (c) above as set out in such document.

2. A holder of a Bond may obtain a voting certificate from a Paying Agent or require a Paying Agent to issue a block voting instruction by depositing his Bond with such Paying Agent not later than 48 hours before the time fixed for any meeting. Voting certificates and block voting instructions shall be valid until the relevant Bonds are released pursuant to paragraph 1 of this Schedule and until then the holder of any such voting certificate or (as the case may be) the proxy named in any such block voting instruction shall, for all purposes in connection with any meeting or proposed meeting of Bondholders, be deemed to be the holder of the Bonds to which such voting certificate or block voting instruction relates and the Paying Agent with which (or to the order of which) such Bonds have been deposited shall be deemed for such purposes not to be the holder of those Bonds.

3. Each of the Company and the Trustee at any time may, and the Trustee (subject to its being indemnified to its satisfaction against all costs and expenses thereby occasioned) upon a request in writing of Bondholders holding not less than one-tenth in principal amount of the Bonds for the time being outstanding shall, convene a meeting of Bondholders. Whenever any such party is about to convene any such meeting it shall forthwith give notice in writing to the other parties of the day, time and place of the meeting and of the nature of the business to be transacted at it. Every such meeting shall be held at such time and place as the Trustee may previously approve in writing.

4. At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the Bondholders. A copy of the notice shall in all cases be given by the party convening the meeting to the other parties. Such notice shall also specify, unless in any particular case the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall include a statement to the effect that Bonds may be deposited with (or to the order of) any Paying Agent for the purpose of obtaining voting certificates or appointing proxies not later than 48 hours before the time fixed for the meeting.

5. A person (who may, but need not, be a Bondholder) nominated in writing by the Trustee may take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time fixed for the meeting the

         Bondholders present shall choose one of their number to be chairman, failing which the Company or, failing which, a Guarantor may appoint a chairman. The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

6. At any such meeting any one or more persons present in person holding Bonds or voting certificates or being proxies and holding or representing in the aggregate not less than one- tenth in principal amount of the Bonds for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present in person holding Bonds or voting certificates or being proxies and holding or representing in the aggregate a clear majority in principal amount of the Bonds for the time being outstanding, provided that at any meeting the business of which includes the consideration of an Extraordinary Resolution to effect any of the matters specified in the proviso to paragraph 19 of this Schedule the quorum shall be one or more persons present in person holding Bonds or voting certificates or being proxies and holding or representing in the aggregate not less than two-thirds in principal amount of the Bonds for the time being outstanding.

7. If within 15 minutes from the time fixed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Bondholders, be dissolved. In any other case it shall stand adjourned (unless the Company and the Trustee agree that it be dissolved) for such period, not being less than 14 days nor more than 42 days, and to such place, as may be decided by the chairman. At such adjourned meeting one or more persons present in person holding Bonds or voting certificates or being proxies (whatever the principal amount of the Bonds so held or represented) shall form a quorum and may pass any resolution and decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting, provided that at any adjourned meeting the business of which includes the consideration of an Extraordinary Resolution to effect any of the modifications specified in the proviso to paragraph 19 the quorum shall be one or more persons present in person holding Bonds or voting certificates or being proxies and holding or representing in the aggregate not less than one-third in principal amount of the Bonds for the time being outstanding.

8. The chairman may with the consent of (and shall if directed by) any meeting adjourn such meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

9. At least 10 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

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

10. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) which he may have as a Bondholder or as a holder of a voting certificate or as a proxy.

11. At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Company, a Guarantor, the Trustee or by one or more persons holding one or more Bonds or voting certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth in principal amount of the Bonds for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

12. If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuation of the meeting for the transaction of any business other than the question on which the poll has been demanded.

13. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

14. The Company, each Guarantor and the Trustee (through their respective representatives) and their respective financial and legal advisers may attend and speak at any meeting of Bondholders. No one else may attend at any meeting of Bondholders or join with others in requesting the convening of such a meeting unless he is the holder of a Bond or a voting certificate or is a proxy.

15. At any meeting on a show of hands every person who is present in person and who produces a Certificate in respect of a Bond or a voting certificate shall have one vote and on a poll every such person and every person present in person who is a proxy shall have one vote in respect of each such principal amount as is equal to the lowest common denomination of the Bonds forming a particular series. Without prejudice to the obligations of proxies named in any block voting instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

16. The proxy named in any block voting instruction need not be a Bondholder.

17. Each block voting instruction shall be deposited at the registered office of the Company, or at such other place as the Trustee shall designate or approve, not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction proposes to vote and in default the block voting instructions shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each such block voting instruction and, if required by the Trustee, proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent shall be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such block voting instruction.

18. Any vote given in accordance with the terms of a block voting instruction shall be valid even if the block voting instruction or any of the Bondholders instructions pursuant to which it was executed has been previously revoked or amended, provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Company or the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the time fixed for the meeting or adjourned meeting at which the block voting instruction is used.

19. A meeting of Bondholders shall, subject to the Conditions, in addition to the powers given above, but without prejudice to any powers conferred on other persons by these presents, have power exercisable by Extraordinary Resolution:

         (a) to sanction any proposal by the Company or either Guarantor for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders and/or the Couponholders against the Company or either Guarantor or against any of its property whether such rights shall arise under these presents or otherwise;

         (b) to sanction any scheme or proposal for the exchange, substitution or sale of the Bonds for, or the conversion of the Bonds into, or the cancellation of the Bonds in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Company, either Guarantor or any other body corporate formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash;

         (c) to assent to any modification of these presents which shall be proposed by the Company, either Guarantor or the Trustee;

         (d) to authorise anyone to concur in and do all such things as may be necessary to carry out and give effect to any Extraordinary Resolution;

         (e) to give any authority, direction or sanction which under these presents is required to be given by Extraordinary Resolution;

         (f) to appoint any persons (whether Bondholders or not) as a committee or committees to represent the interests of the

                  Bondholders and to confer upon such committee or committees any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

         (g) to approve a person proposed to be appointed as a new Trustee and to remove any Trustee;

         (h) to approve the substitution of any entity for the Company (or any previous substitute) as principal debtor under these presents;

         (i) to approve the substitution of any entity for either Guarantor (or any previous substitute) as guarantor under these presents; and

         (j) to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under these presents,

         provided that the special quorum provisions contained in the proviso to paragraph 6 of this Schedule and, in the case of an adjourned meeting, in the proviso to paragraph 7 of this Schedule shall apply in relation to any Extraordinary Resolution for the purpose of paragraph 19(b) or
         (h) of this Schedule or for the purpose of making any modification to the provisions contained in these presents which would have the effect of:

         (i) postponing the maturity of the Bonds or the dates on which interest is payable in respect of the Bonds; or

         (ii)     modifying the status of the Bonds; or

         (iii) reducing or cancelling the principal amount of, or interest on, or other amounts in respect of or reducing the rate of interest on, the Bonds; or

         (iv)     changing the currency of payment of the Bonds; or

         (v) modifying the provisions contained in this Schedule concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution; or

         (vi)     amending this proviso.

20. An Extraordinary Resolution passed at a meeting of Bondholders duly convened and held in accordance with these presents shall be binding upon all the Bondholders, whether or not present at such meeting and whether or not they vote in favour, and upon all the Couponholders and each of the Bondholders and Couponholders shall be bound to give effect to it accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing of it. The Company shall give notice of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate the resolution.

21. The expression "Extraordinary Resolution" means a resolution passed at a meeting of Bondholders duly convened and held in accordance with these presents by a majority consisting of not less than three-quarters of the votes cast.

22. Minutes of all resolutions and proceedings at every such meeting shall be made and entered in the books to be from time to time provided at the expense of the Company for that purpose by the Company or the Trustee and any such minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of Bondholders, shall be conclusive evidence of the matters contained in them and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

23. Subject to all other provisions contained in these presents the Trustee may without the consent of the Bondholders prescribe such further regulations regarding the holding of meetings of Bondholders and attendance and voting at them as the Trustee may in its sole discretion determine, including in particular (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:

         (a) so as to satisfy itself that persons who purport to requisition a meeting in accordance with paragraph 3 of this Schedule or who purport to make any requisition to the Trustee in accordance with these presents are in fact Bondholders; and

         (b) as to the form of voting certificates or block voting instructions to be issued pursuant to paragraph 1 of this Schedule so as to satisfy itself that persons who purport to attend or vote at any meeting of Bondholders are entitled to do so in accordance with these presents.

24.      (a)      If and whenever the Company shall have issued and have
                  outstanding any Bonds which are not identical and do not form one single series then those Bonds which are in all respects identical shall be deemed to constitute a separate series of the Bonds and the foregoing provisions of this Schedule shall have effect subject to the following modifications:

                  (i) a resolution which in the opinion of the Trustee affects one series only of the Bonds shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Bonds of that series;

                  (ii) a resolution which in the opinion of the Trustee affects more than one series of the Bonds but does not give rise to a conflict of interest between the holders of Bonds of any of the series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Bonds of all the series so affected;

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

                  (iii) a resolution which in the opinion of the Trustee affects more than one series of the Bonds and gives or may give rise to a conflict of interest between the holders of the Bonds of any of the series so affected shall be deemed to have been duly passed only if it shall be duly passed at separate meetings of the holders of the Bonds of each series so affected; and

                  (iv) to all such meetings as aforesaid all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Bonds and holders were references to the Bonds of the series or group of series in question and to the holders of such Bonds respectively.

         (b) If the Company shall have issued and have outstanding (a) Bonds which are not denominated in sterling or (b) more than one series of Bonds denominated in sterling but in differing denominations, the following provisions shall apply. In the case of any meeting of holders of Bonds of more than one currency the principal amount of such Bonds not denominated in sterling shall (i) for the purposes of paragraph 3 of this Schedule be the equivalent in sterling at the spot rate of a bank nominated by the Trustee for the conversion of the relevant currency or currencies into sterling on the seventh dealing day (being a day (other than a Saturday or a Sunday) on which banks in London are open for normal banking business) prior to the day on which the request in writing is received by the Trustee and (ii) for the purposes of paragraphs 6, 7, 11 and 15 of this Schedule (whether in respect of the meeting, or any adjourned such meeting or any poll resulting therefrom) be the equivalent in pounds sterling at such spot rate on the seventh dealing day (as defined above) prior to the day of such meeting or, if applicable, the taking of such poll. In such circumstances, and where separate series of Bonds denominated in sterling but of different denominations are to be treated together for the purposes of this Schedule, on any poll each person present shall have one vote for every complete one pound of Bonds (converted as above) which he holds.

25. Nothing in these presents shall prevent any of the proxies named in any block voting instruction or form of proxy from being a director, managing director, officer or representative of, or otherwise connected with, the Company, either Guarantor, the Subsidiaries or any of their respective holding and associated companies.

THE COMMON SEAL of                 )
NORTHERN ELECTRIC FINANCE plc      )
was hereunto affixed               )
in the presence of:                )

_________________
Director

_________________
Secretary


THE COMMON SEAL of                 )
NORTHERN ELECTRIC plc              )
was hereunto affixed               )
in the presence of:                )

_________________
Director

_________________
Secretary


THE COMMON SEAL of                 )
NORTHERN ELECTRIC DISTRIBUTION     )
LIMITED was hereto affixed         )
in the presence of:                )

_________________
Director

_________________
Secretary


THE COMMON SEAL of THE LAW         )
DEBENTURE TRUST CORPORATION p.l.c. )
was hereunto affixed               )
in the presence of:                )

_________________
Director

_________________
Assistant Trust Manager

EXECUTED as a deed by                   )
NORTHERN ELECTRIC FINANCE plc           )        /s/ director
acting by                               )
and                                     )        /s/ director/secretary




EXECUTED as a deed by                   )
NORTHERN ELECTRIC plc                   )        /s/ director
acting by                               )
and                                     )        /s/ director/secretary




EXECUTED as a deed by                   )
NORTHERN ELECTRIC DISTRIBUTION LIMITED  )        /s/ director
acting by                               )
and                                     )        /s/ director/secretary




THE COMMON SEAL of                      )
THE LAW DEBENTURE TRUST                 )
CORPORATION p.l.c.                      )       [seal]
was affixed to this deed                )
in the presence of                      )

/s/ Director

/s/ Authorised Signature